UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

FRANCESCA’S HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Francesca’s Holdings Corporation
8760 Clay Road
Houston, Texas 77080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 27, 2020
10:00 a.m., Central Time
To the Stockholders of Francesca’s Holding Corporation:
Notice is hereby given that the 2020 annual meeting of stockholders (the “Annual Meeting”) of Francesca’s Holdings Corporation (the “Company”) will be held at 8760 Clay Road, Houston, Texas 77080 on Monday, July 27, 2020 at 10:00 a.m., Central Time. We intend to hold the meeting in person. However, we are actively monitoring the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns that our stockholders may have and the protocols that federal, state, and local governments may impose. In the event that it is not possible or advisable to hold the meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by filing the notice as Definitive Additional Materials with the Securities and Exchange Commission. We will also issue a press release and post details on the change(s) to the meeting on our website at http://investors.francescas.com. The Annual meeting is being held for the following purposes:
(1)
To elect to the Board of Directors of the Company the two (2) nominees named in the attached Proxy Statement to serve as Class III directors until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(2)
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021;

(3)
To approve, on an advisory basis, the Company’s executive compensation;

(4)
To ratify the adoption of the Company’s Stockholder Rights Plan; and

(5)
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement. The Board of Directors has fixed the close of business on May 28, 2020 as the record date for the Annual Meeting. All holders of record at the close of business on that date are entitled to notice of, and be present and to vote at, the Annual Meeting and any postponements or adjournments thereof.
Your vote is important to us. Whether or not you expect to attend the Annual Meeting, please date, sign and mail the enclosed proxy card or voting instruction form or submit your proxy using the internet or telephone as soon as possible. Please review the instructions you received regarding each of these voting options. If you attend the Annual Meeting and vote in person, your proxy will not be used.
By Order of the Board of Directors,
Andrew Clarke
President and Chief Executive Officer
Houston, Texas
June 17, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON July 27, 2020.
The Proxy Statement and the 2019 Annual Report to Stockholders are available at
http://materials.proxyvote.com/351793

i

FRANCESCA’S HOLDINGS CORPORATION
8760 Clay Road
Houston, Texas 77080

PROXY STATEMENT
FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Francesca’s Holdings Corporation (the “Company,” “francesca’s®,” “we,” or “us”), a Delaware corporation, for use at the 2020 annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s offices located at 8760 Clay Road, Houston, Texas, at 10:00 a.m. Central Time, on Monday, July 27, 2020. We intend to hold the meeting in person. However, we are actively monitoring the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns that our stockholders may have and the protocols that federal, state, and local governments may impose. In the event that it is not possible or advisable to hold the meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by filing the notice as Definitive Additional Materials with the Securities and Exchange Commission (the “SEC”). We will also issue a press release and post details on the change(s) to the meeting on our website at http://investors.francescas.com. We encourage you to vote by internet or telephone, or complete, sign and return your proxy card or voting instruction form as soon as possible, even if you plan to attend the Annual Meeting.
Immediately following the below “Company Overview” is a question and answer section that provides information about, among other things, how to vote your shares.
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
This Proxy Statement and our 2019 Annual Report to Stockholders (the “2019 Annual Report”) are first being mailed to the Company’s stockholders and will be made available on the internet at http://investors.francescas.com or at http://materials.proxyvote.com/351793 on or about June 17, 2020.
COMPANY OVERVIEW
Francesca’s Holdings Corporation is a holding company and all of our business operations are conducted through our subsidiaries.
francesca’s® is a specialty retailer which operates a nationwide-chain of boutiques providing customers a unique, fun and personalized shopping experience. The merchandise assortment is a diverse and balanced mix of apparel, jewelry, accessories and gifts. francesca’s® aims to offer a differentiated shopping experience and quality, on-trend merchandise at a compelling value, across a wide variety of geographic markets and shopping venues. As of February 2, 2020 francesca’s® operated approximately 711 boutiques in 47 states and the District of Columbia and also serves its customers through www.francescas.com, its ecommerce website.

GENERAL INFORMATION ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
Q:
Why did I receive a Notice of Internet Availability of Proxy Materials?

A:
We have elected to furnish to most of our stockholders this Proxy Statement, Notice of Annual Meeting of Stockholders and our 2019 Annual Report (collectively, the “proxy materials”) through the internet. You will receive a “Notice of Internet Availability of Proxy Materials” (the “Notice”) by mail or e-mail, and you will not receive a printed copy of the proxy materials, unless you specifically request one or have previously requested one. The Notice contains instructions on how stockholders can access and review the proxy materials via the internet and vote their shares. The Notice also contains instructions on how to receive, free of charge, paper copies of the proxy materials for our Annual Meeting or for all future meetings of stockholders. Stockholders who did not receive a Notice will receive printed copies of the proxy materials and a proxy card or voting instruction form by mail.

We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while minimizing the cost of the delivery of the proxy materials and the environmental impact of printing and mailing printed copies.
Q:
What items will be voted on at the Annual Meeting?

A:
The items of business scheduled to be voted on at the Annual Meeting are:

•
To elect to the Board of Directors the two (2) nominees named in this Proxy Statement to serve as Class III directors until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified or their earlier death, resignation or removal (Proposal No. 1);

•
To ratify the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021 (Proposal No. 2);

•
To approve, on an advisory basis, the Company’s executive compensation (Proposal No. 3); and

•
To ratify the adoption of the Company’s Stockholder Rights Plan (Proposal No. 4).

Although the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement, we will also consider any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof. See “— How will voting on any other business be conducted?” below. Pursuant to our Amended and Restated Bylaws (“Bylaws”), the chairman of the Annual Meeting will have the power and duty to determine whether any business proposed to be transacted at the Annual Meeting has been properly brought before the meeting. If the chairman of the Annual Meeting determines that any proposed business is not properly brought before the Annual Meeting, he or she will so declare and such business shall be disregarded and not transacted.
Q:
What are my voting options for each proposal?

A:
On Proposal No. 1, you may vote FOR ALL of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. For Proposal Nos. 2, 3, and 4, you may vote FOR, AGAINST or ABSTAIN.

Q:
How does the Board of Directors recommend I vote on these items?

A:
The Board of Directors recommends that you vote your shares:

•
FOR ALL the election to the Board of Directors of each of the following nominees: Mr. Philip F. Bleser and Mr. Martyn Redgrave (Proposal No. 1);

•
FOR the ratification of the appointment of EY as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021 (Proposal No. 2);

•
FOR the approval, on an advisory basis, of the Company’s executive compensation (Proposal No. 3); and

•
FOR the ratification of the adoption of the Company’s Stockholder Rights Plan (Proposal No. 4).

Q:
Who is entitled to vote?

A:
Stockholders of record of our common stock as of the close of business on May 28, 2020, the record date, are entitled to notice of and to vote at the Annual Meeting.

Q:
How many shares are entitled to vote at the Annual Meeting?

A:
As of the close of business on the record date, May 28, 2020, there were 2,920,556 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. There is no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

Q:
What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:
Stockholders of Record.   If your shares are registered in your name with our transfer agent, Computershare, Inc., you are a stockholder of record with respect to those shares and the Notice or printed copies of the proxy materials were sent directly to you by Broadridge Financial Solutions (“Broadridge”).

Street Name Holders.   If you hold your shares through a bank, broker or other nominee, then you are the beneficial owner of those shares, which are held in “street name” rather than directly in your own name. If you hold shares in street name, the Notice or printed copies of the proxy materials were forwarded to you by your bank, broker or other nominee, who is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from your bank, broker or other nominee.
Q:
How do I vote my shares?

A:
You may direct how your shares are voted in one of the following ways:

You may vote via the Internet or Telephone.   You can vote by proxy over the internet or telephone by following the instructions provided in the Notice, on the separate proxy card if you received a printed set of the proxy materials, or on the voting instruction form if you hold your shares in street name.
You may vote by mail.   If you received a printed set of the proxy materials, you can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope. If you would like to receive a printed copy of the proxy materials, you can request one by following the instructions in your Notice.
You may vote in person at the Annual Meeting.   All stockholders of record may vote in person at the Annual Meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you are a street name holder, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your bank, broker or other nominee. A legal proxy is a bank’s, broker’s or nominee’s authorization for you to vote the shares it holds in its name on your behalf. To obtain a legal proxy, please contact your bank, broker or other nominee.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting to ensure that your vote will be counted if you later are unable to attend.
Q:
How will my shares be voted if I do not give specific voting instructions?

A:
If you are a stockholder of record and you submit your proxy on the internet, by telephone or by mailing a proxy card and do not indicate how you want to vote your shares on one or more of the proposals, then the proxy holders, Andrew Clarke and Cynthia Thomassee, will vote your shares as recommended by the Board of Directors on those items. See “— How does the Board of Directors recommend I vote on these items?” above.

If you hold your shares in street name through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your shares, in its discretion, on routine matters. However, a broker cannot vote shares held in street name on non-routine matters unless the broker receives voting instructions from the beneficial holder. Proposal No. 2 is considered routine under applicable rules, while Proposal Nos. 1, 3 and 4 are considered non-routine. Accordingly, if you hold your shares in street name through a brokerage account and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal No. 2, but will not be permitted to vote your shares on Proposal Nos. 1, 3 or 4. If your broker exercises this discretion with respect to Proposal No. 2, your shares will be counted as present for the purpose of determining the presence of a quorum at the Annual Meeting and will be voted on Proposal No. 2 in the manner directed by your broker, but your shares will constitute a “broker non-vote” for purposes of Proposal Nos. 1, 3 and 4 at the Annual Meeting. Broker non-votes will not be counted as a vote cast with respect to Proposal Nos. 1, 3 and 4, and therefore will not be counted in determining the outcome of such proposals.
Q:
When is the deadline for submitting my proxy?

A:
If you are a stockholder of record, your proxy must be received by telephone or the internet by 11:59 p.m. Eastern Time on July 26, 2020 in order for your shares to be voted at the Annual Meeting. If you received printed copies of the proxy materials by mail, you may mark, sign and date the proxy card you received and return it in the accompanying prepaid and addressed envelope so that it is received by the Company before the Annual Meeting in order for your shares to be voted at the Annual Meeting. If you hold your shares in street name, please provide your voting instructions by the deadline specified by the bank, broker or other nominee who holds your shares.

Q:
Once I have submitted my proxy, is it possible for me to change or revoke my proxy?

A:
Yes. You have the power to change or revoke your proxy at any time before the Annual Meeting. If you are a stockholder of record, you may do so in the following ways:

•
Voting electronically via the internet or by telephone on a subsequent date prior to 11:59 p.m. Eastern Time on July 26, 2020; or

•
Delivering to our Corporate Secretary, before the Annual Meeting, a written notice of revocation or a subsequently dated proxy card; or

•
Attending the Annual Meeting and voting in person.

For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker or nominee holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker or nominee. Alternatively, if you have obtained a legal proxy from the bank, broker or nominee giving you the right to vote the shares at the Annual Meeting, you may change your vote by attending the Annual Meeting and voting in person.
Attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.
Q:
Who can attend the Annual Meeting?

A:
Subject to space availability, all holders of our common stock as of May 28, 2020, or their duly appointed proxies, may attend the Annual Meeting.

Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. Central Time. If you attend, please note that you may be asked to present valid photo identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. Please also note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote your shares in person at the Annual Meeting, as well as a copy of a brokerage statement reflecting your stock ownership as of the record date. All attendees at the Annual Meeting must check-in at the registration desk at the Annual Meeting.

Q:
What constitutes a quorum?

A:
The representation, in person or by proxy, of holders of a majority in voting power of the total shares of our common stock entitled to vote at the Annual Meeting constitutes a quorum at the meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum exists for the Annual Meeting. Pursuant to our Bylaws, if a quorum is not present at the Annual Meeting, the Chairman of the Annual Meeting has the power to adjourn the meeting without a vote of stockholders.

Q:
What is required to approve each proposal at the Annual Meeting?

A:
Election of Directors (Proposal No. 1).   The Bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, once a quorum has been established, the two nominees receiving the highest number of affirmative votes of the shares entitled to be voted for directors will be elected as Class III directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Stockholders are not permitted to cumulate their shares for the purpose of electing directors. See “— What happens if a director receives a greater number of WITHHOLD votes than FOR votes at the Annual Meeting?” below.

Other Proposals (Proposal Nos. 2, 3 and 4).   Once a quorum has been established, pursuant to the Bylaws, approval of each of the other items to be submitted for a vote of stockholders at the Annual Meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on such item. Notwithstanding this vote standard required by the Bylaws, Proposal No. 2 (ratification of the appointment of E&Y as our independent registered public accounting firm for the fiscal year ending January 30, 2021), Proposal No. 3 (advisory approval of our executive compensation) and Proposal No. 4 (advisory approval of our Stockholder Rights Plan) are advisory only and are not binding on the Company. Our Board of Directors will consider the outcome of the vote on each of these proposals in considering what action, if any, should be taken in response to the advisory vote by stockholders.
Note on “Abstentions” and “broker non-votes.”   With respect to Proposal No. 1, votes withheld and broker non-votes will not be counted as a vote cast on the election of either of the director nominees and therefore will not be counted in determining the outcome of any of the directors’ election. See “— What happens if a director receives a greater number of WITHHOLD votes than FOR votes at the Annual Meeting?” below. With respect to Proposal Nos. 2, and 3, only shares voted “FOR” or “AGAINST” are counted. Absentions and broker non-votes are not treated as votes cast on these proposals and will not be counted in determining the outcome of such proposals.
Q:
What happens if a director receives a greater number of WITHHOLD votes than FOR votes at the Annual Meeting?

A:
Pursuant to the Company’s Plurality Plus Voting Policy (the “Voting Policy”), in an uncontested election of directors (as defined in the Voting Policy), if a nominee for director receives a greater number of WITHHOLD votes than FOR votes, the director must tender his or her resignation to the Board of Directors promptly following the certification of the election results. The Nominating and Corporate Governance Committee will consider any resignation tendered under the Voting Policy and recommend to the Board of Directors whether to accept or reject such resignation. The Board of Directors will then act on such resignation, taking into account the recommendation of the Nominating and Corporate Governance Committee, within 90 days following the certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may consider any information each deems appropriate. The Board of Directors will disclose, as required by law, its decision to accept or reject such resignation and, if rejected, the reasons for doing so.

Q:
How will voting on any other business be conducted?

A:
Although the Board of Directors does not know of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement, if any other business properly comes before the Annual Meeting or any postponement or adjournment thereof and is voted upon, a stockholder’s properly submitted proxy gives authority to the proxy holders to vote on those matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board of Directors.

Q:
Who will bear the costs of the solicitation of proxies?

A:
The cost of preparing the proxy materials, including this Proxy Statement and the Notice, the cost of making such materials available on the internet and the cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, certain officers, regular employees and directors of the Company, without receiving any additional compensation, may solicit proxies personally or by telephone. The Company will request brokerage houses, banks and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares of our common stock and will reimburse them for their expenses in doing so.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and disclose final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Q:
I share an address with another stockholder, and we received only one paper copy of the Proxy Statement, how can I obtain an additional copy of the Proxy Statement?

A:
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement and the 2019 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are a stockholder of record and eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and the 2019 Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge either by calling toll free at (800) 542-1061 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you participate in householding and wish to receive a separate copy of this Proxy Statement and the 2019 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge as indicated above.
If your shares are held in street name through a broker, bank or other nominee, please contact your broker, bank or other nominee directly if you have questions, require additional copies of this Proxy Statement or the 2019 Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of the Company’s common stock sharing an address.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of May 15, 2020 (unless another date is indicated) for the following: (i) each of the Company’s directors and each executive officer of the Company identified as a “named executive officer” in this Proxy Statement, (ii) all persons who are directors and executive officers of the Company as a group and (iii) any person who is known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock. Except as set forth in the footnotes below, this table is based on information supplied to us by our executive officers, directors and principal stockholders or included in a Schedule 13G or amendment thereto filed with the SEC.
To our knowledge, except as set forth in the footnotes below and subject to applicable community property laws, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by that stockholder. Unless otherwise indicated, the address for each person named in the table below is c/o Francesca’s Holdings Corporation, 8760 Clay Road, Houston, Texas 77080.
Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Shares(1)
Directors and Named Executive Officers:
Andrew Clarke(2)	—	*
Michael Prendergast(3)	—	*
Kelly M. Dilts(4)	854	*
Marc G. Schuback(5)	—	*
Cynthia Thomassee(2)	223	*
Patricia Bender(2)	28,754	*
Philip F. Bleser(2)	18,979	*
Richard Emmett(2)	31,294	1%
Susan McGalla(2)	—	*
Joseph O’Leary(2)	22,238	*
Martyn Redgrave(2)	26,029	*
Marie Toulantis(2)	23,377	*
All current directors and executive officers of the Company as a group (10 persons)(2)	150,894	5%
5% Stockholders:
Cross River Capital Management LLC(6) 31 Bailey Avenue, Unit D Ridgefield, Connecticut 06877	643,664	21.2%
Prescott Group Capital Management LLC(7) 1924 South Utica, Suite 1120 Tulsa, Oaklahoma 74104	218,149	7.2%

*
Less than 1.0%

(1)
We have determined beneficial ownership in the table in accordance with SEC rules and regulations. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have deemed shares of our common stock subject to options that are currently exercisable and restricted stocks held by that person, or that will become exercisable or vest, as applicable, within 60 days of May 15, 2020 to be outstanding, but we have not deemed these shares to be outstanding for computing the percentage ownership of any other person. Our calculation of the percentage of beneficial ownership is based on 3,033,891 shares of our common stock outstanding (excluding shares of restricted stock) as of May 15, 2020 (unless another date is indicated).
(2)
Includes the following shares of common stock issuable pursuant to (i) the exercise of stock options and (ii) shares of time-based restricted stock, in each case that vest within 60 days of May 15, 2020.

Name	Stock Options	Restricted Stock
Andrew Clarke	—	—
Cynthia Thomassee	—	—
Patricia Bender	3,722	16,845
Philip F. Bleser	—	16,845
Richard Emmett	2,420	16,845
Susan McGalla	—	—
Joseph O’Leary	2,531	16,845
Martyn Redgrave	822	16,845
Marie Toulantis	3,253	16,845
All current directors and executive officers of the Company as a group	12,748	101,070

(3)
Mr. Prendergast served as interim President and Chief Executive Officer until March 9, 2020.

(4)
Ms. Dilts served as the Company’s Executive Vice President and Chief Financial Officer until July 19, 2019. Beneficial ownership information is based on information contained in the last Form 4 filed by Ms. Dilts with the SEC prior to July 19, 2019, adjusted to give effect to subsequent transactions through May 15, 2020 of which we are aware in connection with employment-related equity awards.

(5)
Mr. Schuback served as the Company’s Senior Vice President, General Counsel and Secretary until April 20, 2019. Beneficial ownership information is based on information contained in the last Form 4 filed by Mr. Schuback with the SEC prior to April 20, 2019, adjusted to give effect to subsequent transactions through May 1, 2019 of which we are aware in connection with employment-related equity awards.

(6)
Beneficial ownership is based on information contained in the Schedule 13D/A filed with the SEC on August 5, 2019 by Cross River Capital Management LLC (“Cross River Capital”) and is as of July 30, 2019. The Schedule 13D/A states that Cross River and Cross River Partners LP (“Cross River Partners”) have shared voting power and shared dispositive power over 631,500 shares. The Schedule 13D/A also states that Richard Murphy has sole voting power over 12,164 shares, shared voting power over 631,500 shares, sole dispositive power over 12,164 shares and shared dispositive power over 631,500 shares. Cross River Capital serves as the general partner of Cross River Partners, a private investment vehicle that is principally engaged in the business of investing in securities. Cross River Management LLC serves as the investment manager of Cross River Partners. Mr. Murphy serves as the managing member of both Cross River Capital and Cross River Management.

(7)
Beneficial ownership information is based on information contained in the Schedule 13F filed with the SEC on May 13, 2020 by Prescott Group Capital Management, LLC and is as of March 31, 2020. The Schedule 13F states that Prescott Group Capital Management, LLC has sole voting power and sole dispositive power over the shares reported in the table above.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Directors of the Company
Set forth below is a brief biographical description of each of our directors who we expect to continue to serve on our Board of Directors following the Annual Meeting, of which Mr. Philip F. Bleser and Mr. Martyn Redgrave have been nominated for re-election to the Board of Directors as Class III directors at the Annual Meeting. Mr. Andrew Clarke and Ms. Susan McGalla were each appointed to our Board of Directors in fiscal 2020. Mr. Clarke and Ms. McGalla were each initially identified as a potential director candidate and, in the case of Mr. Clarke, as Chief Executive Officer candidate by a third party search firm.
The key experience, qualifications and skills that are important for persons who serve on the Company’s Board of Directors in light of its business and structure include: independence (with respect to independent directors); adherence to ethical standards; the ability to exercise sound business judgment; substantial business or professional experience and the ability to offer our management meaningful advice and guidance based on that experience; ability to devote sufficient time and effort to his or her duties as a director; and any other criteria established by our Board of Directors together with any core competencies or technical expertise necessary for our committees. We believe that each director possesses these qualities and has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and to our Board of Directors. The specific experiences, qualifications and skills that led to the conclusion that each of our directors is qualified to serve on the Board of Directors is also included in the biographical description for each director provided below.
Andrew Clarke, 47, has served as our President and Chief Executive Officer and a member of our Board since March 2020. Mr. Clarke previously served as EVP/President at LOFT, a women’s specialty apparel retail brand owned by Ascena Retail Group, from July 2018 to July 2019 and was EVP/Chief Merchandising Officer at Justice, also owned by Ascena Retail Group, from August 2017 to July 2018. Prior to joining Ascena Retail Group, Mr. Clarke served as President of Kmart Apparel from September 2014 to July 2017. Mr. Clarke also previously held various merchandising leadership positions at Pimkie, a women’s fashion brand owned by French retail conglomerate, Mulliez, Marks & Spencer, and New Look Retailers, a fast fashion apparel retailer based in Europe. Mr. Clarke brings a wealth of knowledge gained over 25 years of specialty retail experience in different areas of the business, including, transformation initiatives, merchandising, sourcing, planning and allocation, and consumer insights, which makes him well-suited to serve on our Board of Directors and to lead our Company.
Patricia A. Bender, 66, has served as a member of our Board of Directors since October 2011 and as the Chair of our Compensation Committee since September 2019. Ms. Bender is currently a partner in Vista Private Equity LLP, a privately held shopping center development and private equity company, a position she has held since May 2016. Ms. Bender served as Executive Vice President and Director of Leasing at Weingarten Realty Investors (“Weingarten”) from 2005 to April 2015. During her 33-year tenure at Weingarten, Ms. Bender directed the development and operations of approximately 300 shopping centers and spearheaded various initiatives, including corporate rebranding and sales-focused marketing and training. Ms. Bender currently serves on the Board of North Texas Leukemia and Lymphoma Society. Also, Ms. Bender was an adjunct professor in the Jones School at Rice University from 2009 to 2015 and is a National Association of Corporate Directors fellow. Ms. Bender brings commercial real estate expertise and a perspective on successful growth of specialty retail concepts to the Board of Directors.
Philip F. Bleser, 65, has served as a member of our Board of Directors since April 2017 and as the Chair of our Nominating and Corporate Governance Committee since September 2019. For most of his professional career, Mr. Bleser held numerous senior leadership positions at J.P. Morgan Chase & Co. (“J.P. Morgan”) which he joined in 1974. While at J.P. Morgan, he served as the Global Chairman of Corporate Banking from April 2015 to July 2016 and CEO of Global Corporate Bank in North America from 2010 to 2015. Currently, Mr. Bleser is a member of the Board of Trustees of Pace University in New York and serves on the board of directors of the Progressive Corporation, where he also serves on the Nominating and Governance Committee and the Compensation Committee, since August 2017. Mr. Bleser was a Senior Advisor to the McKinsey & Company from July 2017 to July 2019. From 2011 to 2016, he served as a member of the board of directors of Private Export Funding Corporation, where he also served on the Audit and the Compensation and Development committees. As a highly accomplished executive, Mr. Bleser brings a significant amount of strategic, corporate governance, finance, and operational experience to the Board of Directors.
Richard Emmett, 64, has served as a member of our Board of Directors since November 2009 and as the Chairman of the Board since November 2019. He also served as our Lead Director from May 2016 to October 2016. Mr. Emmett held various roles at Dunkin’ Brands Group, Inc. (“Dunkin’”), including Chief Legal and Human Resources Officer from January 2014 to March 2019 and Senior Vice President and General Counsel from December 2009 to January 2014. Prior to joining Dunkin’, Mr. Emmett served as Executive Vice President, Chief Legal Officer and Secretary of QCE Holding LLC (“Quiznos”) from May 2007 to April 2009. Mr. Emmett also served as a member of the Quiznos leadership team and worked on a wide array of issues ranging from the development of the overall business strategy to managing U.S. and international franchise relations. Prior to Quiznos, Mr. Emmett served as Senior Vice President and General Counsel of Papa John’s International. Mr. Emmett is currently a member of the board of directors of the International Franchise Association. Mr. Emmett has over twenty years of experience serving as in-house legal counsel for various large publicly-traded corporations allowing him to provide valuable insights and advice to the Board of Directors on a variety of legal and business matters, particularly in the areas of transactions, corporate governance and human resources.
Susan McGalla, 56, Ms. McGalla has served as a member of our Board of Directors since March 2020. Ms. McGalla is the owner and founder of P3 Executive Consulting, LLC, a consulting firm serving clients within and outside of the specialty retail industry with services on branding, marketing, omni-channel execution, strategy and operational P&L efficiencies, which she founded in 2013. Previously, Ms. McGalla served as Vice President of Business Strategy and Creative Development of The Pittsburgh Steelers Football Club, LLC from 2013 to 2017. Prior to that, from January 2011 to July 2012, Ms. McGalla was Chief Executive Officer of The Wet Seal, Inc. From 1994 to 2009, Ms. McGalla was with American Eagle Outfitters, Inc. where she served as the Corporate President and Chief Merchandising Officer. Ms. McGalla currently serves on the board of directors and the executive committee of the Magee Research Institute and previously served on the board of directors, including service on the audit and nominating and corporate governance committees, of HFF, Inc. from 2009 until its merger with Jones Lang LaSalle Incorporated in July 2019. Ms. McGalla also previously served on the board of trustees for the University of Pittsburgh as well as on the executive committee and board of directors for the Allegheny County Conference on Community Development. Ms. McGalla brings extensive experience in merchandising and branding as well as accounting, finance and corporate governance matters to the Board of Directors.
Joseph O’Leary, 61, has served as a member of our Board of Directors since April 2013. Mr. O’Leary held various positions at PetSmart, Inc. (“PetSmart”), including President and Chief Operating Officer from May 2013 to April 2014, Executive Vice President, Merchandising, Marketing, Supply Chain and Strategic Planning from January 2011 to May 2013, Senior Vice President, Merchandising and Supply Chain from October 2008 to January 2011, and as Senior Vice President, Supply Chain from 2006 to September 2008. Mr. O’Leary currently serves as member of the board of directors of Sprouts Farmers Market, Inc. since October 2017, of Edgewell Personal Care Company since October 2018, and of Targeted PetCare, a privately-held company, since December 2019. He also previously served on the board of directors of PetSmart from May 2015 through September 2019. Mr. O’Leary brings extensive supply chain and operational experience to the Board of Directors.
Martyn Redgrave, 67, has served as a member of our Board of Directors since July 2015. Mr. Redgrave is currently the Managing Partner and CEO of Agate Creek Partners, LLC, a professional governance and consulting services company which he co-founded in July 2014. From August 2012 until his retirement in August 2014, he served as Senior Advisor to L Brands, Inc. (“L Brands” and formerly known as Limited Brands, Inc.). Previously, Mr. Redgrave served as L Brands’ Executive Vice President and Chief Administrative Officer from March 2005 to August 2012 and its Chief Financial Officer from January 2006 to May 2007. Mr. Redgrave currently serves on the board of directors of Deluxe Corporation and was the non-executive chairman of its board from August 2012 to August, 2019. Prior to its acquisition in March 2017, Mr. Redgrave served on the board of directors of Popeye’s
Louisiana Kitchen, Inc., where he served as the chairman of the audit committee. Mr. Redgrave brings to the Board broad managerial, financial, and operational experience as well as business leadership expertise gained over a distinguished career with several consumer companies.

Marie Toulantis, 66, has served as a member of our Board of Directors since July 2012, and as Chair of our Audit Committee since September 2019. Ms. Toulantis served as Interim Vice President of University Relations of Pace University from November 2011 to August 2012. Prior to joining Pace University in November 2011, Ms. Toulantis was Chief Executive Officer of Barnes & Noble.com from February 2002 to August 2008, and Chief Financial Officer from April 1999 to February 2002. Ms. Toulantis currently serves on the board of trustees of Pace University. Ms. Toulantis brings significant ecommerce, marketing and finance experience and perspective to our Board of Directors.
Executive Officers of the Company
The following sets forth biographical information regarding our executive officers, other than Mr. Clarke, whose biographical information is set forth under “Directors of the Company” above.
Cynthia Thomassee, 48, has served as our Executive Vice President and Chief Financial Officer since July 19, 2019. Prior to such time, she served as the Company’s Senior Vice President, Accounting and Chief Accounting Officer since April 2016, as Vice President of Accounting and Controller from December 2007 to April 2016, and as Director of Finance from December 2007 to May 2010. Additionally, Ms. Thomassee also previously served as the Company’s Interim Chief Financial Officer from December 2015 to April 2016 and May 2012 to March 2013. Prior to joining the Company, Ms. Thomassee served as Controller at LRG Furniture, LLC, a retail subsidiary of Bassett Furniture Industries, for over eight years.
There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE
Board Composition
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of eight members. Our Bylaws provide that, subject to any rights applicable to any then outstanding preferred stock, our Board of Directors will consist of a number of directors to be fixed from time to time by a resolution adopted by the affirmative vote of a majority of the total directors then in office. Our Board of Directors has fixed the number of directors at eight.
Our Certificate of Incorporation and Bylaws provide for a staggered, or classified, Board of Directors consisting of three classes of directors, each serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders as follows:
Class I directors terms expiring at the 2021 annual meeting of stockholders	Class II directors terms expiring at the 2022 annual meeting of stockholders	Class III directors terms expiring at the Annual Meeting
Patricia Bender	Richard Emmett	Philip F. Bleser
Joseph O’Leary	Andrew Clarke	Martyn Redgrave
Marie Toulantis	Susan McGalla
Upon the expiration of the term of a class of directors, directors for that class will be elected for a three-year term at the annual meeting of stockholders in the year in which the term expires. Each director’s term is subject to the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the directors then in office. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.
Director Independence
Our Board of Directors has determined that each of Messrs. Bleser, Emmett, O’Leary and Redgrave and Mses. Bender, McGalla and Toulantis is independent under the rules of Nasdaq. Mr. Clarke is not independent under the rules of Nasdaq due to serving as our President and Chief Executive Officer. In addition, our Board of Directors previously determined that Mr. Richard Kunes was independent under the applicable rules of Nasdaq during his service on the Board of Directors through his resignation on January 31, 2020.
Our Board of Directors considered the relationships of each director or any member of his or her immediate family with the Company in making its affirmative determination that each non-employee director is independent pursuant to the Nasdaq rules and the additional standards established by Nasdaq and the SEC for members of the Audit Committee and the Compensation Committee.
Committees of the Board of Directors
The standing committees of our Board of Directors include: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The composition and responsibilities of each standing committee are described below. Members of these committees will serve until their resignation or until otherwise determined by our Board of Directors. In the future, our Board of Directors may establish other committees, as it deems appropriate, to assist with its responsibilities. Current copies of the charters for each of our standing committees are posted on the Investor Relations section of our website at www.francescas.com.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Patricia Bender
Philip F. Bleser
Andrew Clarke
Richard Emmett
Susan McGalla
Joseph O’Leary
Martyn Redgrave
Marie Toulantis

Chair	Member
Audit Committee
The Board of Directors has determined that each member of the Audit Committee is “independent” under the applicable Nasdaq rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that each member of the Audit Committee is “financially literate” under the applicable Nasdaq rules and has designated each of Mr. Bleser and Ms. Toulantis as an “Audit Committee financial expert” as defined by SEC rules.
The Audit Committee is responsible for, among other things:
•
selecting and hiring our independent registered public accounting firm and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•
evaluating the qualifications, performance and independence of our independent registered public accounting firm;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•
reviewing and monitoring internal audit activities;

•
reviewing the adequacy and effectiveness of our internal control policies and procedures;

•
preparing the Audit Committee report required by the SEC to be included in our annual proxy statement;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end financial results;

•
reviewing and approving related party transactions; and

•
evaluating the Audit Committee’s performance on an annual basis and developing criteria for such evaluation.

Pursuant to its charter, the Audit Committee is authorized to engage any legal, accounting or other advisors it deems necessary or appropriate to carry out its responsibilities.
Compensation Committee
The Board of Directors has determined that each member of the Compensation Committee is “independent” under the applicable Nasdaq rules. In addition, each member of the Compensation Committee is a “non-employee director” as that term is defined under Rule 16b-3 of the Exchange Act and an “outside director” as that term is defined in Treasury Regulation §1.162-27(3). The Compensation Committee is responsible for, among other things:
•
reviewing and approving compensation of our executive officers, including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change-in-control arrangements and any other benefits, compensation or arrangements;

•
reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;

•
reviewing succession planning for our executive officers;

•
determining the compensation of our directors;

•
administrating, reviewing and making recommendations with respect to our equity compensation plans; and

•
evaluating the Compensation Committee’s performance on an annual basis and developing criteria for such evaluation.

The Compensation Committee is solely responsible for making the final decisions regarding compensation for our executive officers. However, the Board of Directors may, to the extent permitted by applicable law, delegate the responsibilities of the Compensation Committee to a subcommittee or another committee of the Board’s denomination. Additionally, the Compensation Committee may delegate authority over certain compensation plans to the Company’s management as it deems appropriate from time to time. The Compensation Committee also considers recommendations of our Chief Executive Officer in determining the compensation, including stock-based awards, of executive officers other than the Chief Executive Officer. Otherwise, our officers do not have any role in determining the form or amount of compensation paid to our executive officers. Our Board of Directors reviewed the compensation of our “named executive officers” (as such officers are determined under applicable rules of the SEC) and as approved by the Compensation Committee.
Pursuant to its charter, the Compensation Committee is authorized to retain compensation consultants and any other type of legal or accounting adviser, as it deems necessary, to assist in the evaluation of compensation to our executive officers or as necessary or appropriate to carry out any of its responsibilities. As further described under “Executive Compensation — Overview” below, the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent compensation consultant, to review and provide recommendations for our director and executive compensation program, including recommended base salary, target bonus and equity awards for certain of our executive officers and annual retainer and equity awards for our directors. Pearl Meyer reports only to the Compensation Committee and does not perform services for us, except for executive compensation-related services on behalf of, and as instructed by, the Compensation Committee. All compensation decisions were made solely by our Compensation Committee or Board of Directors. The Compensation Committee has assessed the independence of Pearl Meyer pursuant to the applicable Nasdaq and SEC rules and concluded that Pearl Meyer is independent and that no conflict of interest exists that would prevent Pearl Meyer from serving as an independent consultant to the Compensation Committee.

Nominating and Corporate Governance Committee
The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the applicable Nasdaq rules. The Nominating and Corporate Governance Committee is responsible for, among other things:
•
assisting our Board of Directors in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to our Board of Directors;

•
reviewing developments in corporate governance practices and developing and recommending governance principles applicable to our Board of Directors;

•
overseeing the annual self-evaluation of the Board of Directors and its committees;

•
monitoring the functions of the various committees of the Board of Directors and conducting periodic reviews of their contributions;

•
recommending members for each committee of our Board of Directors; and

•
evaluating the Nominating and Corporate Governance Committee’s performance on an annual basis and developing criteria for such evaluation.

Pursuant to its charter, the Nominating and Corporate Governance Committee is authorized to engage any legal, accounting or other advisors it deems necessary or appropriate to carry out its responsibilities. In 2019, the Nominating and Corporate Governance Committee engaged a third party search firm to assist it in identifying and evaluating potential director candidates.
Meetings and Attendance
During fiscal 2019, there were 14 meetings of the Board of Directors, seven meetings of the Audit Committee, nine meetings of the Compensation Committee and four meetings of the Nominating and Corporate Governance Committee. Each of our directors attended at least 75% of the aggregate meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during his or her tenure in fiscal 2019. In addition, the independent directors meet regularly in executive session without the presence of management. Mr. Emmett, our Chairman of the Board, currently chairs these executive sessions of the independent directors.
Our Board of Directors encourages each director to attend the annual meeting of stockholders. All of our then-current directors attended the 2019 annual meeting of stockholders.
Board of Directors Leadership Structure
Our Bylaws do not require separating the roles of Chairman of the Board of Directors and Chief Executive Officer and these roles have been separate since October 2016. Mr. Andrew Clarke has served as our Chief Executive Officer since March 2020 and Mr. Emmett has served as our Chairman of the Board since November 2019. At this time, our Board of Directors believes that having an independent director serve as the Chairman of the Board is in the best interests of stockholders because it allows the Chairman to focus on the effectiveness and independence of the Board while the Chief Executive Officer focuses on executing the Company’s strategy and managing the Company’s operations and performance.
In the future, if the Board of Directors determines that the Chief Executive Officer and the Chairman of the Board positions should be held by the same person, or if the Chairman of the Board is a director that does not otherwise qualify as an independent director, the independent directors on the Board will appoint from amongst themselves an independent director to serve as Lead Independent Director.
Board of Directors’ Role in Risk Oversight
Risk is inherent in every business and we face a number of risks as outlined in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended February 1, 2020 and filed with the SEC on May 1, 2020.

Our Board of Directors is responsible for overseeing our risk assessment and risk management functions. As part of this role, the Board of Directors reviews our financial and execution risks and exposures associated with our short and long term plans, cybersecurity, major litigation, management succession planning and other matters that may present material risks to the Company’s operations, plans, prospects, and the steps management has taken to monitor and control these risks. Our Board of Directors has delegated this oversight responsibility to our Audit Committee through its charter. Our Board of Directors has determined that this oversight responsibility can be most efficiently performed by our Audit Committee as part of its overall responsibility for providing independent, objective oversight with respect to our accounting and financial reporting functions, internal and external audit functions and systems of internal controls over financial reporting and legal, ethical and regulatory compliance. Our Audit Committee regularly reports to our Board of Directors with respect to its oversight of these important areas.
Our Board of Directors believes that the processes it has established to administer the Board of Director’s risk oversight function would be effective under a variety of leadership frameworks and therefore do not have a material effect on the Company’s leadership structure described above.
Compensation Risk Assessment
We believe that our compensation programs do not encourage unnecessary or excessive risk taking that could have a material adverse effect on the Company. In particular, our Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. The executive compensation program reflects a balanced approach using both quantitative and qualitative assessments of performance without putting an undue emphasis on a single performance measure. Base salaries are fixed in amount and, thus, do not encourage risk taking. While annual incentive bonuses focus on achievement of annual goals, such annual bonuses are based on both Company and individual performance criteria as described under the “Executive Compensation” section below. In addition, our Compensation Committee retains discretion to reduce bonus amounts otherwise payable based on any factors it deems appropriate. Our Compensation Committee believes that the annual bonus opportunity appropriately balances risk and the desire to focus executives on objectives considered to be important to the Company’s success. A substantial portion of compensation provided to our executive officers is in the form of equity awards that we believe further align executives’ interests with those of our stockholders. Our Compensation Committee believes that these equity awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to the Company’s stock price, and because grants are subject to long-term vesting schedules and our executives are subject to our Share Ownership Guidelines discussed in the “Share Ownership Guidelines” section below, we believe these awards help ensure our executives have significant value tied to long-term stock price performance.
Director Nomination Process
Identifying and Evaluating Director Nominee Candidates
Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee. Stockholders wishing to recommend director candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to our Corporate Secretary at 8760 Clay Road, Houston, Texas 77080, who will forward all recommendations to the Nominating and Corporate Governance Committee. Stockholders must submit their recommendations on or before March 29, 2021 for consideration for our next annual meeting and provide the following information:
(a)
name of the stockholder, whether an entity or an individual, making the recommendation;

(b)
a written statement disclosing such stockholder’s beneficial ownership of the Company’s shares;

(c)
name of the individual recommended for consideration as a director nominee;

(d)
a written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director;

(e)
a written statement from the stockholder making the recommendation stating how the recommended candidate meets the independence requirements established by Nasdaq or any other exchange upon which the securities of the Company are traded;

(f)
a written statement disclosing the recommended candidate’s beneficial ownership of the Company’s shares;

(g)
a written statement disclosing relationships between the recommended candidate and the Company which may constitute a conflict of interest; and

(h)
any other information as reasonably requested by the Company.

The Nominating and Corporate Governance Committee may consider the following criteria in recommending candidates for election to the Board of Directors:
•
personal and professional integrity, ethics and values;

•
no relationships that, in the opinion of our Board of Directors or Nominating and Corporate Governance Committee, would interfere with, or have the appearance of interfering with, the exercise of his or her independent judgment as a member of our Board of Directors;

•
experience in the Company’s business and the specialty retail industry;

•
experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•
experience as a board member of another publicly held company;

•
academic expertise in an area of the Company’s operations;

•
willingness and ability to contribute positively to the decision-making process of the Company;

•
demonstrated ability to exercise sound business judgment;

•
potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

•
age; and

•
diligence and dedication to the success of the Company.

The Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders for election to our Board of Directors in the same manner and using the same criteria as used for any other director candidate. The Nominating and Corporate Governance Committee seeks to recommend candidates that further the objective of having a Board of Directors that encompasses a broad range of talents and expertise and reflects diversity in the broadest sense, including persons diverse in gender, age, ethnicity, background and experience. The Nominating and Corporate Governance Committee does not, however, have a formal policy with regard to the consideration of diversity in identifying candidates for the Board of Directors.
Please note that stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Corporate Governance Committee as described above) must deliver written notice to our Corporate Secretary in the manner described in Section 1.12 of our Bylaws.
Code of Ethics and Conduct
Our Code of Ethics and Conduct applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our Code of Ethics and Conduct addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, company funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the Code of Ethics and Conduct, employee misconduct, conflicts of interest or other violations. Our Code of Ethics and Conduct is available on the Investor Relations section of our website at

www.francescas.com. Any amendments to the code, or any waivers of its requirements with respect to our directors and executive officers, will be disclosed in accordance with applicable law, including by posting such amendment or waiver on our website.
Stockholder Communications with the Board of Directors
Stockholders may send written communications to the Board of Directors or to specified individuals on the Board of Directors, c/o Corporate Secretary at 8760 Clay Road, Houston, Texas 77080. All mail received will be opened and communications that relate to matters that are within the scope of the responsibilities of the Board of Directors, other than solicitations, junk mail and frivolous or inappropriate communications, will be forwarded to the Chairman of the Board of Directors or any specified individual director, as applicable. If the correspondence is addressed to the Board of Directors, the Chairman will distribute it to the other members of the Board of Directors if he determines it is appropriate for the full Board of Directors to review.

DIRECTOR COMPENSATION
Under our Director Compensation Policy, annual compensation for the members of our Board of Directors who are not employed by us or any of our subsidiaries (referred to in this section as “non-employee directors”) consists of an annual cash retainer, an additional cash retainer for non-employee directors serving in certain positions as described below, and an annual equity award. A non-employee director who is initially elected or appointed to our Board of Directors (other than on the date of an annual meeting of our stockholders) is eligible to receive a prorated cash retainer and an equity award as of his or her initial election or appointment, with the amount and terms thereof to be determined by our Board of Directors or a committee thereof in its discretion. Our Board of Directors reserves the right to modify the Director Compensation Policy from time to time.
Annual Cash Retainer
Pursuant to the terms of the Director Compensation Policy, each non-employee director receives an annual cash retainer of  $50,000. In addition, the following annual retainers are provided for non-employee directors serving as: (a) Chairman of the Board of Directors receives an annual retainer of  $25,000; (b) Lead Director (serving while the position of Chairman of the Board of Directors is not held by a non-employee director) receives an annual retainer of  $17,500; (c) Chair of the Audit Committee receives an annual retainer of  $15,000; (d) Chair of the Compensation Committee receives an annual retainer of $10,000; and (e) Chair of the Nominating and Corporate Governance Committee receives an annual retainer of  $7,500. Each such retainer is paid on a quarterly basis. Newly elected or appointed non-employee directors, or non-employee directors who are appointed to one of the positions identified above, receive a prorated retainer upon their election or appointment. Our non-employee directors do not receive any additional fees based on the number of meetings they attend.
Equity Awards
In connection with each annual meeting of our stockholders, the Board of Directors (or a committee thereof) approves an equity award under the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) to each non-employee director serving on our Board of Directors immediately following the annual meeting. Under the Director Compensation Policy, the award may be in the form of either a stock option or restricted stock, with the grant in either case having a value of approximately $100,000 (determined using the valuation method based on the assumptions we generally then use in valuing equity awards in our financial reporting). The Board of Directors determines the type of award and the vesting period at the time the grant is made, and awards may be settled in cash if there are not sufficient shares available under the Company’s stock incentive plan. If a non-employee director retires from the Board of Directors after attaining age 55 and having served on the Board of Directors for at least five years, the director’s unvested equity awards will vest on a pro-rated basis based on the director’s period of service from the grant date through the retirement date.
In June 2019, we granted an award of 16,845 shares of restricted stock to each of our non-employee directors who continued in office following our 2019 annual meeting, namely, Messrs. Bleser, Emmett, Kunes, O’Leary, and Redgrave and Mses. Bender and Toulantis. Each restricted stock award is subject to a one-year vesting schedule, with the restricted shares vesting in full on June 28, 2020, the first anniversary of the grant date. Under our Director Compensation Policy, those members of our Board of Directors who are currently employed by us do not receive additional compensation in connection with their service on our Board of Directors.

Director Compensation Table — Fiscal 2019
The following table sets forth information regarding the compensation of each non-employee director for their service on our Board of Directors for fiscal year 2019.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Patricia Bender	37,851	100,059	137,910
Philip F. Bleser	36,775	100,059	136,834
Richard Emmett	44,377	100,059	144,436
Richard Kunes(3)	43,956	100,059	144,015
Joseph O’Leary	33,547	100,059	133,606
Martyn Redgrave	37,155	100,059	137,214
Marie Toulantis	41,807	100,059	141,866

(1)
The amounts reported in this column reflect the fair value on the grant date of the equity awards granted to our non-employee directors in fiscal year 2019 computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation — Stock Compensation. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion contained in Notes 1 and 9 to the audited consolidated financial statements included as part of our Annual Report on Form 10-K for the fiscal year ended February 1, 2020 filed with the SEC on May 1, 2020.

(2)
The aggregate number of outstanding restricted stock awards and outstanding options to purchase shares of our common stock held by each non-employee director as of February 1, 2020 were as follows:

Director	Aggregate Number of Outstanding Restricted Shares as of February 1, 2020	Aggregate Number of Outstanding Stock Options as of February 1, 2020
Patricia Bender	16,845	3,722
Philip F. Bleser	16,845	—
Richard Emmett	16,845	5,753
Richard Kunes(3)	—	5,814
Joseph O’Leary	16,845	2,531
Martyn Redgrave	16,845	1,028
Marie Toulantis	16,845	3,253

(3)
Mr. Kunes resigned from the Board of Directors, effective January 31, 2020.

Indemnification Agreements; Reimbursements
We entered into indemnification agreements with all our directors. See “Certain Relationships and Related Party Transactions — Certain Relationships — Indemnification of Officers and Directors” for more information. All members of our Board of Directors are eligible to receive reimbursement of reasonable and documented costs and expenses incurred by such directors in connection with attending any meetings of our Board of Directors or any committee thereof.

SHARE OWNERSHIP GUIDELINES
We have adopted share ownership guidelines (the “Share Ownership Guidelines”) applicable to each of our Chief Executive Officer, President, any Executive Vice President and any Senior Vice President who is awarded equity-based compensation (collectively, “Senior Officers”) and to each of our non-employee directors. The purpose of the Share Ownership Guidelines is to further align the interests of our management and our directors with those of our stockholders. Under the Share Ownership Guidelines, each Senior Officer shall hold “qualifying stock” with a value equal to a certain multiple of the officer’s base salary. The multiples to be applied are as follows: (1) five times the base salary for our Chief Executive Officer and our President; (2) three times the base salary for any Executive Vice President; and (3) two times the base salary for any Senior Vice President. Each non-employee director is required to hold “qualifying stock” with a value equal to five times the base annual cash retainer paid to such non-employee director. As defined by the Share Ownership Guidelines, “qualifying stock” of a Senior Officer or director includes (1) shares of our common stock held by the individual in a brokerage account for the individual’s benefit, in trust or through a tax qualified retirement plan, (2) shares of our common stock held by the individual’s spouse, (3) awards of restricted stock or restricted stock units with respect to our common stock held by the individual, and (4) the “in the money” value of vested stock options to purchase our common stock held by the individual, determined as of each October 31 and calculated based on the preceding 30-day average per share trading price of our common stock. No Senior Officer or non-employee director may dispose of his or her “qualifying stock” (other than cashless exercises of stock options or sales of common stock necessary to satisfy any tax obligations arising from the vesting of restricted stock or restricted stock units) unless the guidelines have been met on or before the date of such disposition and, after giving effect to such disposition, the individual will continue to satisfy the guidelines. Once a Senior Officer or non-employee director has met the applicable guideline, any subsequent decreases in the market value of the individual’s qualifying stock will not be taken into account for purposes of the guidelines as long as the individual’s compensation or title does not change and the individual holds at least the same number of shares of qualifying stock as the individual held when he or she met or exceeded the applicable guideline level. The Compensation Committee (or the Board of Directors, as to the non-employee directors) administers the Share Ownership Guidelines and may amend and or permit exceptions to the Share Ownership Guidelines as it deems appropriate in the circumstances.

CLAWBACK AND ANTI-HEDGING AND ANTI-PLEDGING POLICIES
In August 2018, our Compensation Committee adopted a policy that allows the Board of Directors to seek reimbursement of performance-based compensation previously paid to the named executive officers in certain circumstances. If there is a material restatement of our financial statements due to material non-compliance with financial reporting requirements under applicable U.S. securities laws, the Company may seek reimbursement of any compensation awarded to the executive in excess of the amount that would have been awarded based on the restated financial results. In addition, if a named executive officer knowingly engaged in misconduct that was a material factor in such a restatement of our financial statements, the Company may seek recoupment of the proceeds from the sale of any shares issued to the executive upon exercise of a Company stock option or vesting of a Company restricted stock award occurring during the 12-month period preceding the announcement by the Company of its obligation to restate its financial statements. The policy applies to short-term incentive opportunities and equity-based grants awarded by the Company on or after August 27, 2018.
Our Compensation Committee also has adopted a policy that prohibits our executive officers and directors from pledging our stock or engaging in certain hedging transactions.

EXECUTIVE COMPENSATION
Overview
We operate on a fiscal calendar which, in a given fiscal year, consists of a 52- or 53-week period ending on the Saturday closest to January 31. Any reference herein to “fiscal year 2019” represents the 52-week period from February 3, 2019 to February 1, 2020. This “Executive Compensation” section describes the material compensation arrangements we had for fiscal year 2019 with our “named executive officers,” as determined under the rules of the SEC and identified in the following table.
Name	Title
Michael Prendergast	Former Interim Chief Executive Officer (Mr. Prendergast was appointed to this position effective February 4, 2019. Effective March 9, 2020, he resigned from this position, and Mr. Andrew Clarke was appointed our Chief Executive Officer.)
Cynthia Thomassee	Executive Vice President and Chief Financial Officer (Ms. Thomassee was appointed to these positions effective July 19, 2019.)
Kelly M. Dilts	Former Executive Vice President, Chief Financial Officer (Ms. Dilts resigned from these positions effective July 19, 2019.)
Marc G. Schuback	Former Senior Vice President, General Counsel and Corporate Secretary (Mr. Schuback resigned from these positions effective April 20, 2019.)
The Compensation Committee is responsible for determining the compensation of our named executive officers. Our executive compensation program consists primarily of a base salary, an annual cash incentive opportunity, and long-term equity incentive awards. In making executive compensation decisions, the Compensation Committee is guided by the principle that the compensation of executive officers should encourage creation of stockholder value and achievement of strategic corporate objectives, and we believe the total compensation package for each of our executive officers is competitive. In furtherance of this principle, our compensation program for our executive officers includes a number of features outlined below that are intended to reflect best practices in the market and help ensure that the program reinforces our stockholders’ interests.
•
We provide our executive officers with annual performance-based cash award opportunities linked to our annual financial performance (80% weighting for fiscal year 2019) and the achievement of individual goals and objectives (20% weighting). These awards are designed to align each executive’s annual goals for his or her respective area of responsibility with the financial goals of the Company. For fiscal year 2019, we used operating income (as adjusted to exclude certain non-recurring items as reported in our earnings releases) to measure our financial performance.

•
As with fiscal year 2018, the annual equity awards granted to our executive officers for fiscal year 2019 were performance-based with respect to 50% of the award. The vesting of this performance-based component is contingent on the achievement of pre-established performance goals for the three-year period consisting of our fiscal years 2019, 2020 and 2021 and the executive generally being required to remain employed with us through the third anniversary of the grant date. The remaining 50% of the award vests based on the executive’s continued employment with us through the third anniversary of the grant date. The performance metrics used for our fiscal year 2019 equity awards were the net sales compound annual growth rate (“CAGR”) (weighted 40%), adjusted diluted earnings per share (weighted 40%), and return on invested capital (weighted 20%), which were the same metrics and weightings used for the performance-based equity awards granted to our executive officers for fiscal year 2018 (except that we used CAGR to measure earnings per share for purposes of our fiscal 2018 awards).

•
Consistent with our pay-for-performance philosophy and our approach of setting rigorous performance goals, the Compensation Committee made the following determinations in March 2020:

◦
For fiscal year 2019, we achieved an adjusted operating loss of $8.4 million resulting in a payout percentage under our annual cash incentive plan of approximately 59%. The Compensation

Committee also determined that, in order to promote stability across the management team, the same percentages would be applied to the individual performance component for each executive, so that each named executive officer received 59% of his or her target bonus.
◦
Performance-based equity awards previously granted to our executives in fiscal year 2017 that were based on our achievement of specified financial targets for the three-year period consisting of fiscal years 2017, 2018 and 2019 would not vest as the requisite performance levels were not achieved.

We believe that these results are consistent with our pay-for-performance philosophy in light of our performance during these performance periods.
•
To further promote alignment of management and stockholder interests, all executives at the level of Senior Vice President or higher are subject to the Company’s stock ownership guidelines. Under these guidelines, each executive is required to hold “qualifying stock” (as such term is described in the “Share Ownership Guidelines” section above) with a value equal to a certain multiple of the executive’s base salary. The multiples to be applied are as follows: (1) five times the base salary for our Chief Executive Officer, President; (2) three times the base salary for any Executive Vice President; and (3) two times the base salary for any Senior Vice President.

•
As in prior years, the Compensation Committee retained Pearl Meyer to serve as its independent compensation consultant for fiscal year 2019 and sought Pearl Meyer’s advice in setting the Company’s executive compensation policies. Other than its engagement by the Compensation Committee, Pearl Meyer provides no other services to us or any of our subsidiaries. The Compensation Committee has assessed the independence of Pearl Meyer and concluded that Pearl Meyer is independent and its engagement of Pearl Meyer does not raise any conflict of interest with us or any of our directors or executive officers.

•
The Company’s executive compensation program has been approved by more than 80% of the votes cast by our stockholders on our annual say-on-pay proposal in each of the last five years.

•
The Compensation Committee has adopted a clawback policy that allows the Company to recover certain performance-based compensation previously paid to our executive officers if a material restatement of our financial statements occurs, as well as policies that prohibit our executive officers and directors from pledging our stock or engaging in certain hedging transactions.

Interim CEO Compensation.   While he served as our Interim Chief Executive Officer, Mr. Prendergast was not employed by the Company and did not receive any compensation from the Company or participate in any of the Company’s employee benefit plans. Instead, as described below under “Narrative Disclosure to Summary Compensation Table — Employment Agreements,” the Company paid Alvarez & Marsal, Mr. Prendergast’s employer and part of a global professional services firm, a fee for the Interim Chief Executive Officer services provided by Mr. Prendergast in accordance with the terms of the Company’s engagement letter with Alvarez & Marsal.

Summary Compensation Table  —  Fiscal Years 2018 to 2019
The following table presents information regarding compensation earned by each of our named executive officers for services rendered during fiscal years 2019 and 2018. The “Summary Compensation Table” should be read in conjunction with the tables and narrative descriptions that follow.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(5)(6)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(7)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(8)	Total ($)
Michael Prendergast, Interim Chief Executive Officer(1)	2019	—	—	—	—	—	—	1,571,625	1,571,625
Cynthia Thomassee Executive Vice President and Chief Financial Officer(2)	2019	290,057	—	200,000	—	85,699	—	8,102	583,858
Kelly M. Dilts	2019	183,052	—	500,000	—	—	—	28,489	711,541
Former Executive Vice President, Chief Financial Officer(3)	2018	380,000	—	499,996	—	—	—	11,577	891,573
Marc G. Schuback	2019	78,462	—	—	—	—	—	15,431	93,893
Former Senior Vice President, General Counsel and Corporate Secretary(4)	2018	292,923	—	329,998	—	—	—	79,708	702,629

(1)
Mr. Prendergast was appointed as Interim Chief Executive Officer effective February 4, 2019. He resigned from this position effective March 9, 2020. The engagement letter between the Company and Alvarez & Marsal regarding Mr. Prendergast’s services as Interim Chief Executive Officer provided that Mr. Prendergast would not receive any direct compensation from the Company and that the Company would instead pay Alvarez & Marsal a fee for the Interim Chief Executive Officer services provided by Mr. Prendergast. The amount reported in the “All Other Compensation” column for Mr. Prendergast reflects the aggregate fee paid to Alvarez & Marsal for these services during 2019. See the “Employment Agreements” section below for more information on this engagement letter.

(2)
Ms. Thomassee was appointed as Executive Vice President and Chief Financial Officer effective July 19, 2019.

(3)
Ms. Dilts resigned as Executive Vice President and Chief Financial Officer effective July 19, 2019.

(4)
Mr. Schuback was appointed Senior Vice President, General Counsel and Corporate Secretary effective March 20, 2018. He resigned from these positions effective April 20, 2019.

(5)
The amounts reported in these columns for each fiscal year reflect the fair value on the grant date of the stock awards granted to our named executive officers for the fiscal year. These values have been computed in accordance with the FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion contained in Notes 1 and 9 to the audited consolidated financial statements included as part of our Annual Report on Form 10-K for the fiscal year ended February 1, 2020, filed with the SEC on May 1, 2020.

(6)
A portion of the amounts reported in the “Stock Awards” column reflects the grant-date fair value of performance-based restricted stock units in 2019 and performance stock awards in 2018 granted to the executives in each of those years assuming the target level of performance conditions was achieved. These amounts were based on the probable outcome (as of the grant date) of the performance-based conditions applicable to the awards, as determined under generally accepted accounting principles. The following table presents the aggregate grant-date fair value of these performance-based awards granted in fiscal years 2018 and 2019 included in the “Stock Awards” column for these fiscal years and the aggregate grant-date fair value of these awards assuming that the highest level of performance conditions was achieved.

	Aggregate Grant Date Fair Value of Performance Awards
	Fiscal Year 2018		Fiscal Year 2019
Name	Based on Probable Outcome as of the Grant Date	Based on Maximum Performance	Based on Probable Outcome as of the Grant Date	Based on Maximum Performance
Cynthia Thomassee	$—	$—	$100,000	$150,000
Kelly M. Dilts	$249,996	$374,994	$250,000	$375,000
Marc G. Schuback	$164,999	$247,496	$—	$—

(7)
Represents the amounts earned under our performance-based cash award plan for each fiscal year.

(8)
The following table provides detail on the amounts reported in the All Other Compensation column of the table above for each named executive officer for fiscal year 2019 (see note (1) above for the amount reported in this column for Mr. Prendergast):

Name	401(k) Matching Contributions ($)	Payment of Accrued Paid Time Off Upon Resignation ($)	Total ($)
Michael Prendergast	—	—	—
Cynthia Thomassee	8,102	—	8,102
Kelly M. Dilts	7,015	21,474	28,489
Marc G. Schuback	3,611	11,820	15,431

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
Employment Agreements
Amounts paid to our named executive officers (other than Mr. Prendergast) in fiscal year 2019 were based on employment letter agreements in place with each of the named executive officers. Below is a general description of the material terms of these agreements related to the compensation and benefits provided to our named executive officers. Provisions of these agreements relating to post-termination of employment benefits are discussed below under “— Termination of Employment and Change in Control Agreements.” As described below, we paid compensation for Mr. Prendergast’s services as our Interim Chief Executive Officer to his employer, Alvarez & Marsal (“A&M”).
Michael Prendergast
Mr. Prendergast was appointed Interim Chief Executive Officer of the Company effective February 4, 2019. Mr. Prendergast is employed as a Senior Director at A&M. In connection with Mr. Prendergast’s appointment, the Company entered into an engagement letter with A&M to provide for, among other things, Mr. Prendergast’s services as the Company’s Interim Chief Executive Officer (the “Engagement Letter”). Under the terms of the Engagement Letter, during his service at the Company, Mr. Prendergast will continue to be employed by A&M and will not receive any compensation from the Company or participate in any of the Company’s employee benefit plans. The Company will instead pay A&M a fee at an average monthly rate of approximately $100,000 for the Interim Chief Executive Officer services provided by Mr. Prendergast in accordance with the terms of the Engagement Letter. In January 2020, this amount was increased retroactively to approximately $120,000 per month. Pursuant to the Engagement Letter, the Company will pay A&M a retainer in the amount of  $250,000, which will be credited against amounts due at termination of the engagement and returned upon the satisfaction of all obligations under the Engagement Letter, and will also reimburse A&M for reasonable and documented out-of-pocket expenses. The Engagement Letter may be terminated with immediate effect by either party at any time without cause by giving written notice to the other party, subject to the payment of fees and expenses incurred by A&M through the effective date of termination (and, under certain circumstances, the payment of incentive compensation to A&M on terms to be agreed upon between the parties). The Engagement Letter also contains certain covenants, including a two year-non-solicitation provision applicable to the Company. As noted above, Mr. Prendergast resigned as Interim Chief Executive Officer, effective March 9, 2020.
Cynthia Thomassee
Effective July 19, 2019, Ms. Thomassee entered into an employment letter agreement with the Company providing for her employment as Executive Vice President and Chief Financial Officer. The letter agreement has an indefinite term and provides for Ms. Thomassee to receive an initial annual base salary of $325,000 and to be eligible to participate in the Company’s annual bonus plan as in effect from time to time, with a target annual bonus opportunity of 50% of her base salary for the applicable fiscal year. The letter agreement also provides for Ms. Thomassee to participate in the Company’s employee savings and welfare benefit plans made available to the Company’s employees generally, in accordance with the provisions of such programs as in effect from time to time. In addition, the letter agreement provides for Ms. Thomassee to receive a grant of stock units on the effective date of the letter agreement with a value equal to (i) $200,000 less (ii) the aggregate value of certain time-based and performance-based stock units granted to Ms. Thomassee in April 2019, as determined on the effective date of the letter agreement. One-half of stock units subject to such grant will be scheduled to vest on the third anniversary of the effective date of the letter agreement, and the remaining one-half of such stock units will be eligible to vest based on the Company’s performance during the three-year period consisting of its 2019, 2020 and 2021 fiscal years, subject to Ms. Thomassee’s continued employment or service through the third anniversary of the effective date of the letter agreement.
The letter agreement also includes certain restrictive covenants, including the provision that, during the period of Ms. Thomassee’s employment and for a period of 12 months following a termination of her employment for any reason, she will not compete with the Company or its affiliates or solicit any Company employees or customers.

Kelly M. Dilts
In March 2016, Ms. Dilts entered into an employment letter agreement with the Company providing for her employment as our Chief Financial Officer. The letter agreement has an indefinite term and provides for Ms. Dilts to receive an initial annual base salary of  $350,000 and to be eligible to participate in the Company’s annual bonus plan as in effect from time to time, with a target annual bonus opportunity of 50% of her base salary for the applicable fiscal year. The letter agreement also provides for Ms. Dilts to participate in the Company’s employee savings and welfare benefit plans made available to the Company’s employees generally, in accordance with the provisions of such programs as in effect from time to time.
The letter agreement also includes certain restrictive covenants, including the provision that, during the period of Ms. Dilts’ employment and for a period of 12 months following a termination of her employment for any reason, she will not compete with the Company or its affiliates or solicit any Company employees or customers.
In April 2019, the Compensation Committee also approved a retention bonus opportunity for Ms. Dilts of $380,000, which will be payable if her employment with the Company continues through April 1, 2020 or if her employment is terminated by the Company without cause or by her for good reason prior to that date.
As noted above, Ms. Dilts resigned effective July 19, 2019. She did not receive any severance benefits in connection with her resignation, and her retention bonus opportunity terminated at that time without payment.
Marc G. Schuback
Effective March 20, 2018, Mr. Schuback entered into an employment letter agreement with the Company providing for his employment as Senior Vice President, General Counsel and Corporate Secretary. The letter agreement has an indefinite term and provides for Mr. Schuback to receive an initial annual base salary of $340,000 and to be eligible to participate in the Company’s annual bonus plan as in effect from time to time, with a target annual bonus opportunity of 40% of his base salary for the applicable fiscal year. In addition, the letter agreement provides for Mr. Schuback to receive a payment of $75,000 to help cover his relocation expenses, which Mr. Schuback will be required to repay to the Company if he voluntarily resigns within 12 months after his start date. The letter agreement also provides for Mr. Schuback to participate in the Company’s employee savings and welfare benefit plans made available to the Company’s employees generally, in accordance with the provisions of such programs as in effect from time to time. The letter agreement also provides that Mr. Schuback is eligible for annual equity awards, with the target annual equity award value to initially be set at $330,000.
The letter agreement also includes certain restrictive covenants, including provision that, during the period of Mr. Schuback’s employment and for a period of 12 months following a termination of his employment for any reason, Mr. Schuback will not compete with the Company or its affiliates or solicit any Company employees or customers.
As noted above, Mr. Schuback resigned effective April 20, 2019. He did not receive any severance benefits in connection with his resignation.

OUTSTANDING EQUITY AWARDS AT END OF FISCAL YEAR 2019
The following table presents information regarding the outstanding equity awards held by our named executive officers as of February 1, 2020, including the vesting schedule for each of these awards that had not vested as of that date.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Michael Prendergast(2)	—	—	—	—	—	—	—	—	—
Cynthia Thomassee	2,125	—	—	$44.88	04/30/2020	24,137(3)	184,407	24,136(7)	184,399
						7,211(4)	55,092	7,211(8)	55,092
						653(5)	4,989	653(9)	4,989
						122(6)	932	226(10)	1,727
Kelly M. Dilts(11)	—	—	—	—	—	—	—	—	—
Marc G. Schuback(12)	—	—	—	—	—	—	—	—	—

(1)
The dollar amounts shown in this column are determined by multiplying the number of shares reported in the corresponding column of the table by $7.64 (the closing price of our common stock on the last trading day of fiscal 2019).

(2)
The engagement letter between the Company and A&M regarding Mr. Prendergast’s services as Interim Chief Executive Officer provides that Mr. Prendergast will not receive any direct compensation (including equity awards) from the Company.

(3)
This award was granted July 19, 2019 and is scheduled to vest in one installment on the third anniversary of the grant date, subject to Ms. Thomassee’s continued employment with the Company through such date.

(4)
This award was granted April 5, 2019 and is scheduled to vest in one installment on the third anniversary of the grant date, subject to Ms. Thomassee’s continued employment with the Company through such date.

(5)
This award was granted March 20, 2018 and is scheduled to vest in one installment on the third anniversary of the grant date, subject to Ms. Thomassee’s continued employment with the Company through such date.

(6)
This award was granted March 14, 2017 and is scheduled to vest in one installment on the third anniversary of the grant date, subject to Ms. Thomassee’s continued employment with the Company through such date.

(7)
This award was granted July 19, 2019 and is scheduled to vest in one installment at the end of a three-year performance period consisting of the Company’s 2019, 2020 and 2021 fiscal years. The target number of shares subject to the award is reflected in the table. The award may vest as to 0% to 150% of the target number of shares, subject to the Company’s net sales CAGR, the Company’s adjusted diluted EPS and the Company’ ROIC, in each case as measured over the three-year performance period, and to Ms. Thomassee’s continued employment through the third anniversary of the grant date.

(8)
This award was granted April 5, 2019 and is scheduled to vest in one installment at the end of a three-year performance period consisting of the Company’s 2019, 2020 and 2021 fiscal years. The target number of shares subject to the award is reflected in the table. The award may vest as to 0% to 150% of the target number of shares, subject to the Company’s net sales CAGR, the Company’s adjusted diluted EPS and the Company’ ROIC, in each case as measured over the three-year performance period, and to Ms. Thomassee’s continued employment through the third anniversary of the grant date.
(9)
This award was granted March 20, 2018 and is scheduled to vest in one installment at the end of a three-year performance period consisting of the Company’s 2018, 2019 and 2020 fiscal years. The target number of shares subject to the award is reflected in the table. The award may vest as to 0% to 150% of the target number of shares, subject to the Company’s net sales CAGR, the Company’s EPS CAGR and the Company’ ROIC, in each case as measured over the three-year performance period, and to Ms. Thomassee’s continued employment through the third anniversary of the grant date.

(10)
This award was granted March 14, 2017 and is scheduled to vest in one installment at the end of a three-year performance period consisting of the Company’s 2017, 2018 and 2019 fiscal years. The target number of shares subject to the award is reflected in the table. The award may vest as to 0% to 150% of the target number of shares, subject to the Company’s net sales CAGR, the Company’s EPS CAGR and the Company’ ROIC, in each case as measured over the three-year performance period, and to Ms. Thomassee’s continued employment through the third anniversary of the grant date.

(11)
Ms. Dilts’ then-outstanding equity awards terminated without vesting upon her resignation as our Executive Vice President and Chief Financial Officer effective July 19, 2019.

(12)
Mr. Schuback’s then-outstanding equity awards terminated without vesting upon his resignation as our Senior Vice President and General Counsel effective April 20, 2019.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
The following section describes the Company’s arrangements with the named executive officers that provide benefits in connection with a termination of their employment with us and/or a change in control of the Company. In addition to such benefits, outstanding equity-based awards held by our named executive officers may also be subject to accelerated vesting in connection with a change in control of the Company under the terms of our stock incentive plans on a discretionary basis. Our named executive officers are not entitled to any severance benefits if their employment terminates due to their death or disability or enhanced severance benefits on a termination of their employment with us in connection with a change in control of the Company.
As noted above, Mr. Schuback resigned as our Senior Vice President and General Counsel effective April 20, 2019, and Ms. Dilts resigned as our Executive Vice President and Chief Financial Officer effective July 19, 2019. Neither of these executives received any severance or other benefits in connection with their resignation.
Employment Agreements
The employment letter agreement we have entered into with Ms. Thomassee provides that, in the event we terminate Ms. Thomassee’s employment without “cause,” she will be entitled to severance pay in an amount equal to one-half times her annual rate of base salary in effect at the time of termination (or one times her annual rate of base salary in effect at the time of termination if the severance date occurs on or after six months after the effective date of the letter agreement), payable over a 6-month period (or a 12-month period, as applicable), subject to the execution of a general release of claims in favor of the Company and compliance with her covenants under the employment letter. For purposes of these letter agreements, “cause” generally is defined as (i) commission of a felony, (ii) engaging in acts of fraud, dishonesty or other acts of material misconduct in the course of the executive’s duties, (iii) abuse of narcotics or alcohol that has or may reasonably harm the Company, (iv) violation of the Company’s written policies, (v) failure to perform or uphold the executive’s duties and/or failure to comply with reasonable directives of the Company’s Chief Executive Officer or Board of Directors, or (vi) breach of any of the protective covenants in the letter agreement or material breach of the letter agreement or any other agreement with us. In the event Ms. Thomassee’s benefits are subject to the excise tax imposed under Sections 280G and 4999 of the Code, the benefits will be reduced (but not below zero) so that the maximum amount of the benefits (after reduction) will be an amount that is $1.00 less than the amount that would cause the benefits to be subject to such excise tax.
Equity Awards
Each of our named executive officers other than Mr. Prendergast has been granted performance-based restricted stock awards each year that cover a performance period consisting of three consecutive fiscal years beginning with the fiscal year in which the award was granted. Under the terms of these awards, if, prior to the third anniversary of the award grant date, (1) there occurs a change in control of the Company or (2) the executive’s employment with the Company is terminated without “cause,” or by the executive for “good reason” (as these terms are defined in the award agreement evidencing the award) or due to the executive’s death, the following rules apply:
•
If such a termination of the executive’s employment occurs before the last day of the three-year performance period covered by the award and prior to any change in control, the shares of restricted stock subject to the award will be subject to adjustment and pro-rated vesting as follows: (A) the number of such shares that will be eligible to vest will be determined as though the performance period for the award ended as of the termination of employment date, the applicable performance goals will be pro-rated based on the number of days in the original performance period that elapse prior to the termination of employment, and the vesting of the shares will be determined based on actual performance for such shortened performance period against such pro-rated goals; (B) the number of shares that are determined to be eligible to vest based on such shortened performance period, if any, will be pro-rated based on the number of days in the original performance period that elapse prior to the termination of the executive’s employment; and (C) any restricted shares that are deemed eligible to vest based on this calculation will immediately vest. Any restricted shares subject to the award that relate to the portion of the performance period after the termination of employment date will be forfeited. If such termination of the executive’s employment occurs after the last day of the three-year performance period and before the third anniversary of the grant date, the vesting of the award will be determined based on actual performance for the entire three-year performance period, and the number of shares deemed eligible to vest based on this calculation will immediately vest.
•
If a change in control of the Company occurs during the executive’s employment and prior to last day of the three-year performance period covered by the award, and if either the award is not assumed upon the change in control or the award is assumed and the executive’s employment is terminated by the Company without cause or by the executive for good reason in connection with or within 12 months after the change in control, the performance period will be deemed to have ended on the last day of the fiscal year prior to the fiscal year in which the change in control or termination of the executive’s employment, as applicable, occurs, and the vesting of the award will be determined (1) with respect to the portion of the award allocable to the shortened performance period, based on actual performance for that period against performance goals pro-rated to reflect the shortened period as described above; and (2) with respect to the remainder of the award, by applying the greater of the vesting percentage determined for the shortened performance period as described in clause (1) above or 100% to the target number of shares allocable to the remaining fiscal years of the original performance period.

In addition, we have granted awards of restricted stock to our named executive officers that are subject to time-based vesting. These awards will fully vest if, in connection with or within 12 months following a change in control of the Company, the executive’s employment is terminated by the Company without cause or by the executive for good reason (as such terms are defined in the award agreement), subject to the executive’s providing a release of claims in favor of the Company.
Awards granted under our 2015 Plan generally may, at the administrator’s discretion, become fully vested and, in the case of options, exercisable upon a change in control, unless the plan administrator provides for the assumption, substitution or other continuation of the award.
Retirement Plan
As part of our overall compensation program, we provide all eligible employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer a percentage of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. We currently make matching contributions to participants’ accounts equal to 100% of the participant’s deferral up to 3% of eligible compensation and an additional 50% on the participant’s deferral up to the next 2% of the participant’s eligible compensation. Employee contributions and Company matching contributions vest immediately.

EQUITY COMPENSATION PLAN INFORMATION
The Company currently maintains three equity compensation plans: the 2015 Plan, the 2011 Equity Incentive Plan (the “2011 Plan”), and the 2010 Stock Incentive Plan (the “2010 Plan”) (although the Company’s authority to grant new awards under the 2011 Plan and the 2010 Plan has terminated). Each of these plans was approved by the Company’s stockholders.
The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of common stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of February 1, 2020.
Plan Category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	176,778(1)	$170.82(2)	60,058(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	176,778	$170.82	60,058

(1)
Of these shares, 8,961 were subject to options then outstanding under the 2015 Plan, 9,807 were subject to options then outstanding under the 2011 Plan, 5,458 were subject to options then outstanding under the 2010 Plan, and 152,552 were subject to awards of restricted stock units then outstanding under the 2015 Plan. Awards subject to performance-based vesting requirements are included based on the target level of performance under the award. The Company’s authority to grant new awards under the 2011 Plan and the 2010 Plan has terminated. This table does not include outstanding awards of restricted stock.

(2)
This amount is calculated based on the Company’s outstanding options and does not reflect outstanding awards of restricted stock units.

(3)
All of these shares were available for grant under the 2015 Plan. The shares available for awards under the 2015 Plan are, subject to certain other limits under the plan, generally available for any type of award authorized under the 2015 Plan, including stock options, stock appreciation rights, restricted stock awards, stock bonuses and other stock-based awards.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships
Indemnification of Officers and Directors
We entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted under Delaware law. Additionally, we may enter into indemnification agreements with any new directors or executive officers that may be broader in scope than the specific indemnification provisions contained in Delaware law.
There is no pending litigation or proceeding naming any of our directors or executive officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
Related Party Transactions
There are not any currently-proposed transactions where we are, or will be, a participant and in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our common stock, or persons or entities affiliated with them, has or will have a direct or indirect material interest.
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written policy for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees, any officer of the Company at or above the rank of senior vice president or beneficial holders of more than 5% of our capital stock (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related party transaction,” the related person must report the proposed related party transaction to our Audit Committee. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. In approving or rejecting such proposed transactions, the Audit Committee will be required to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including the material terms of the transactions, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence. The Audit Committee, in some circumstances, may engage a third party to assist the Audit Committee in its review of such relationships. The Audit Committee will approve only those transactions that, in light of known circumstances, are in, or are consistent with, our best interests, as the Audit Committee determines in the good faith exercise of its discretion. The Company shall not enter into a related party transaction unless the transaction is first reviewed and approved by the disinterested members of the Audit Committee or, if necessary to reach a decision, a majority of the disinterested members of the Board of Directors. Any related party transactions that are ongoing in nature will be reviewed at least annually and the Audit Committee may establish guidelines for our management to follow in the course of its ongoing dealings with the related person. Any substantive change to the terms of a related party transaction shall require the same review and approval as would be required for a new related party transaction.
Our Board of Directors has also adopted a written policy under which no immediate family member of a director, the President and/or Chief Executive Officer, or any officer of the Company holding the position of senior vice president or higher shall be hired as a director, officer, employee or consultant to the Company until the employment arrangement is approved by the disinterested members of our Audit Committee or, if necessary to reach a decision, a majority of the disinterested members of the Board of Directors. A copy of our Related Party Transaction Policy and Audit Committee charter are available on the Investor Relations section of our website at www.francescas.com.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors assists the Board of Directors in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon.
In the performance of its oversight function, the Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended February 1, 2020 with management and with our independent registered public accounting firm. In addition, the Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the accounting firm’s communications with the Audit Committee concerning independence and has discussed with our independent registered public accounting firm that firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.
Based on the review and discussions with management and our independent registered public accounting firm described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended February 1, 2020 filed with the SEC.
Audit Committee of the Board of Directors
Marie Toulantis (Chair) Susan McGalla* Patricia Bender Philip F. Bleser Joseph O’Leary

*
Ms. McGalla was appointed as member of the Audit Committee on March 20, 2020, subsequent to the Audit Committee’s approval of the foregoing report.

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

AUDIT INFORMATION
Independent Registered Public Accounting Firm Fees
The Audit Committee appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal years ended February 1, 2020 and February 2, 2019. The table below shows the aggregate fees for services rendered by EY for each of these periods.
	Fiscal year ended
	February 1, 2020	February 2, 2019
Audit Fees(1)	$1,029,500	$1,004,800
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,029,500	$1,004,800

(1)
Audit fees represent fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly filings that are normally provided by EY in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval Policies and Procedures
Under its charter, the Audit Committee must pre-approve all audit, audit-related, tax and other permissible non-audit services proposed to be performed by the Company’s independent registered public accounting firm. The Audit Committee is not authorized to delegate the pre-approval of permitted non-audit services. The Audit Committee approved all audit and non-audit services provided by our independent registered public accounting firm during the fiscal years ended February 1, 2020 and February 2, 2019.

ELECTION OF DIRECTORS
(Proposal No. 1)
Nominees for Election
Our Board of Directors is currently comprised of eight members. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated each of Mr. Philip F. Bleser and Mr. Martyn Redgrave for re-election to our Board of Directors as Class III directors, each to serve a term of three years expiring at our 2023 annual meeting of stockholders and until his respective successor is duly elected and qualified or until his earlier death, resignation or removal. Each of Mr. Philip F. Bleser and Mr. Martyn Redgrave is currently a director of the Company. See “Board of Directors and Executive Officers” for the biographical information for each of the members of our Board of Directors.
In recommending director nominees for selection by our Board of Directors, the Nominating and Corporate Governance Committee considers a number of factors, which are described in more detail above under “Board of Directors and Corporate Governance  —  Director Nomination Process.” In considering these factors, the Nominating and Corporate Governance Committee and our Board of Directors consider the fit of each individual’s skills with those of other directors to build a Board of Directors that is effective, collegial and responsive to the needs of our Company.
The nominees for election have each consented to be named in this Proxy Statement and to serve as directors if elected. If either of the nominees becomes unable, for any reason, or unwilling for good cause (which is not anticipated) to serve as director, there will be a vacancy on our Board of Directors unless our Board of Directors chooses to reduce the number of directors serving on the Board of Directors or nominate a substitute nominee.
Plurality Voting Standard
Our Bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, once a quorum has been established, the two nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will, subject to the Voting Policy, be elected as directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Votes withheld shall have no legal effect.
Pursuant to the Voting Policy, in an uncontested election of directors (as defined in the Voting Policy), if a nominee for director receives a greater number of WITHHOLD votes than FOR votes, such director must tender their resignation to the Board of Directors promptly following the certification of the election results. The Nominating and Corporate Governance Committee will consider any resignation tendered under the Voting Policy and recommend to the Board of Directors whether to accept or reject such resignation. The Board of Directors will then act on such resignation, taking into account the recommendation of the Nominating and Corporate Governance Committee, within 90 days following the certificate of the election results. The Nominating and Corporate Committee in making its recommendation, and the Board of Directors in making its decision, may consider any information it deems appropriate, including, without limitation, such factors outlined in the Voting Policy. The Board of Directors will disclose, as required by law, its decision to accept or reject such resignation and, if rejected, the reasons for doing so.
Recommendation of the Board of Directors
Our Board of Directors recommends that you vote FOR ALL of the two nominees for director.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2)
The accounting firm of Ernst & Young LLP has served as our independent registered public accounting firm since 2010. The Audit Committee has again appointed EY to serve as our independent registered public accounting firm for the fiscal year ending January 30, 2021. We are not required by our Bylaws or applicable law to submit the appointment of EY for stockholder approval. However, as a matter of good corporate governance, the Board of Directors has determined to submit the Audit Committee’s appointment of EY as our independent registered public accounting firm to stockholders for ratification. If stockholders do not ratify the appointment of EY, the Audit Committee may consider the appointment of another independent registered public accounting firm. In addition, even if stockholders ratify the Audit Committee’s selection, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and our stockholders.
A representative of EY is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to answer appropriate questions.
Recommendation of the Board of Directors
Our Board of Directors recommends that you vote FOR the ratification of the appointment of EY as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
(Proposal No. 3)
The Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote (referred to as a “say-on-pay” vote) to approve the compensation of our named executive officers (as identified in the section entitled “Executive Compensation” above) as such compensation is disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and narratives accompanying those tables).
Our executive compensation philosophy and procedures are approved by the Compensation Committee, which consists entirely of independent directors. The Company’s compensation program for executives is intended to:
•
align the interests of our executive officers with our stockholders’ interests by rewarding performance that is tied to creating stockholder value; and

•
provide a total compensation package for each of our executive officers that we believe is competitive.

In furtherance of these principles, our compensation program for our executive officers (other than Mr. Prendergast) includes a number of features outlined below that are intended to reflect best practices in the market and help ensure that the program reinforces our stockholders’ interests.
•
We provide our executive officers with annual performance-based cash award opportunities linked to our annual financial performance (80% weighting for fiscal year 2019) and the achievement of individual goals and objectives (20% weighting). These awards are designed to align each executive’s annual goals for his or her respective area of responsibility with the financial goals of the Company. For fiscal year 2019, we used operating income (as adjusted to exclude certain non-recurring items as reported in our earnings releases) to measure our financial performance.

•
As with fiscal year 2018, the annual equity awards granted to our executive officers for fiscal year 2019 were performance-based with respect to 50% of the award. The vesting of this performance-based component is contingent on the achievement of pre-established performance goals for the three-year period consisting of our fiscal years 2019, 2020 and 2021 and the executive generally being required to remain employed with us through the third anniversary of the grant date. The remaining 50% of the award vests based on the executive’s continued employment with us through the third anniversary of the grant date. The performance metrics used for our fiscal year 2019 equity awards were the net sales CAGR (weighted 40%), adjusted diluted earnings per share (weighted 40%), and return on invested capital (weighted 20%), which were the same metrics and weightings used for the performance-based equity awards granted to our executive officers for fiscal year 2018 (except that we used CAGR to measure earnings per share for purposes of our fiscal 2018 awards).

•
Consistent with our pay-for-performance philosophy and our approach of setting rigorous performance goals, the Compensation Committee made the following determinations in March 2020:

•
For fiscal year 2019, we achieved an adjusted operating loss of $8.4 million resulting in a payout percentage under our annual cash incentive plan of approximately 59%. The Compensation Committee also determined that, in order to promote stability across the management team, the same percentages would be applied to the individual performance component for each executive, so that each named executive officer received 59% of his or her target bonus.

•
Performance-based equity awards previously granted to our executives in fiscal year 2017 that were based on our achievement of specified financial targets for the three-year period consisting of fiscal years 2017, 2018 and 2019 would not vest as the requisite performance levels were not achieved.

We believe that these results are consistent with our pay-for-performance philosophy in light of our performance during these performance periods.
•
To further promote alignment of management and stockholder interests, all executives at the level of Senior Vice President or higher (other than Mr. Prendergast) are subject to the Company’s stock ownership guidelines. Under these guidelines, each executive is required to hold “qualifying stock”

(as such term is described in the “Share Ownership Guidelines” section above) with a value equal to a certain multiple of the executive’s base salary. The multiples to be applied are as follows: (1) five times the base salary for our Chief Executive Officer, President; (2) three times the base salary for any Executive Vice President; and (3) two times the base salary for any Senior Vice President.
•
The Compensation Committee has retained and, in setting the Company’s executive compensation policies, has sought the advice of an independent compensation consultant.

•
The Company’s executive compensation program has been approved by more than 80% of the votes cast by our stockholders on our annual say-on-pay proposal in each of the last five years.

•
The Compensation Committee has adopted a clawback policy that allows the Company to recover certain performance-based compensation previously paid to our executive officers if a material restatement of our financial statements occurs, as well as policies that prohibit our executive officers and directors from pledging our stock or engaging in certain hedging transactions.

•
Interim CEO Compensation. While he served as our Interim Chief Executive Officer, Mr. Prendergast was not employed by the Company and did not receive any compensation from the Company or participate in any of the Company’s employee benefit plans. Instead, as described above under “Employment Agreements,” the Company paid Alvarez & Marsal, Mr. Prendergast’s employer and part of a global professional services firm, a fee for the Interim Chief Executive Officer services provided by Mr. Prendergast in accordance with the terms of the Company’s engagement letter with Alvarez & Marsal. Effective March 9, 2020, Mr. Prendergast resigned, and Andrew Clarke was appointed our Chief Executive Officer.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, our Board of Directors will request your advisory vote on the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.
This proposal to approve the compensation paid to our named executive officers is advisory only and will not be binding on the Company, the Board of Directors or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board of Directors or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
The Company’s current policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2021 annual meeting of stockholders.
Recommendation of the Board of Directors
Our Board of Directors recommends that you vote FOR the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules.

RATIFICATION OF STOCKHOLDER RIGHTS PLAN
(Proposal No. 4)
Introduction
On July 31, 2019, our Board of Directors adopted a limited duration stockholder rights plan (the “Rights Plan”) and declared a dividend distribution of preferred share purchase rights (the “Rights”), which was payable on August 29, 2019 to shareholders of record on August 15, 2019. Our Board of Directors is submitting the Rights Plan to the shareholders for ratification at the Annual Meeting. Although shareholder approval or ratification of the Rights Plan is not required by our organizational documents, the agreement governing the Rights Plan or applicable law, our Board of Directors has decided to request shareholder approval, on an advisory basis, of the Rights Plan as a matter of good corporate practice. If shareholders ratify the adoption of the Rights Plan at the Annual Meeting, the Rights Plan will expire on August 1, 2022. If shareholders do not ratify the adoption of the Rights Plan, our Board of Directors has determined that it will amend the Rights Plan to provide that it will terminate by its terms on August 1, 2020, the one-year anniversary of its adoption.
In general terms, the Rights Plan works by imposing a significant penalty upon any person or group which acquires 15% or more of the outstanding common stock of the Company without the approval of our Board of Directors. Stockholders who beneficially owned 15% or more of our outstanding common stock as of August 1, 2019, the date of the adoption of the Rights Plan, are exempted from the ownership threshold requirement so long as such stockholders’ beneficial ownership of the Company’s common stock does not increase after that date. The Rights may also be redeemed by our Board of Directors for $0.001 per Right prior to a person or group accumulating 15% or more of the Company’s outstanding common stock. The Rights will not interfere with any merger or business combination approved by our Board of Directors.
Adoption of the Rights Plan does not weaken the financial strength of the Company or affect its business plans. Issuance of the Rights:
•
has no dilutive effect on the value of the Company’s common stock;

•
will not affect reported earnings per share;

•
is not taxable to the Company or to you; and

•
will not change how you can trade the Company’s common stock.

The Rights will be exercisable only if and when a situation arises that the Rights were intended to address. Our Board of Directors adopted the Rights Plan in response to the persistent threat that a third party could accumulate a substantial, and potentially controlling, position in the Company through market purchases that do not reflect a control premium offered to all shareholders or otherwise offering fair and adequate value to all stockholders. The Rights Plan is designed to protect our shareholders from unfair, abusive or coercive takeover strategies, including the acquisition of control of the Company by a bidder in a transaction or series of transactions that does not treat all shareholders equally or fairly or provide all shareholders an equal opportunity to share in the premium paid on an acquisition of control. The Rights Plan is not intended to prevent a takeover or deter fair offers for securities of the Company. To the contrary, it is designed to encourage anyone seeking to acquire the Company to negotiate with the Board of Directors prior to attempting a takeover. This should enable all shareholders to fully realize the value of their investment in our Company.
The Rights are issued pursuant to the Rights Plan. The following is a summary of the principal terms of the Rights Plan. The following summary is a general description only and is qualified in its entirety by the full text of the Rights Plan, which appears as Appendix A to this proxy statement.
Summary of the Rights Plan
The Rights
Currently, the Rights trade with, and are inseparable from, the Company’s common stock. The Rights are evidenced by the same stock certificates as the common stock (or, in the case of uncertificated shares of common stock, the same book-entry account that evidences record ownership of such shares) and not by separate Rights certificates. Rights will accompany all new shares of common stock the Company may issue in the future, as long as the Rights Plan remains in effect.
In the event the Rights become exercisable, each Right will entitle the holder to buy one five-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at an exercise price of $18.00 per one five-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment and the terms of the Rights Plan. Until a Right is exercised, however, it does not give its holder any additional rights as a stockholder of the Company.
Exercisability; Distribution Date
In general, the Rights will become exercisable upon the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or (ii) 10 business days (or such later date as may be determined by action of our Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) following the commencement of, or public announcement of an intention to make, a tender or exchange offer the consummation of which would result in any person or group of affiliated or associated persons becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). Except in certain situations, a person or group of affiliated or associated persons becomes an “Acquiring Person” upon acquiring beneficial ownership of 15% or more of the outstanding shares of common stock. With respect to any person or group of affiliated or associated persons that beneficially owns 15% or more of the outstanding shares of common stock prior to August 1, 2019, such person or group of affiliated or associated persons will become an “Acquiring Person” only after becoming the beneficial owner of any additional shares of common stock, subject to certain exceptions.
Issuance of Right Certificates
The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the common stock. Until the Distribution Date (or earlier expiration of the Rights), new common stock certificates issued after August 15, 2019 upon transfer or new issuances of common stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of common stock (or book entry shares of common stock) outstanding as of August 15, 2019, even without such notation or a copy of a summary of the Rights, will also constitute the transfer of the Rights associated with the shares of common stock represented thereby.
As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the common stock as of the close of business on the Distribution Date or the book entry accounts of such holders shall be credited and direct registration transaction advice shall be given to such holders and such separate Right Certificates or book-entry shares alone will evidence the Rights. Thereafter, the Rights will be transferable separately from the common stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.
Expiration
The Rights will expire on August 1, 2022, unless duch date is advanced or extended. However, our Board of Directors has determined that it will amend the Rights Plan to provide that the Rights Plan (and underlying Rights) will terminate by its terms on August 1, 2020, the one-year anniversary of its adoption if the Rights Plan is not ratified by stockholders at the Annual Meeting.
Consequences of a Person or Group Becoming an Acquiring Person
•
Flip In. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of common stock, in lieu of Preferred Stock, having a market value of two times the exercise price of the Right.

•
Flip Over. In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

Preferred Share Provisions
Each one one five-thousandths of a Preferred Share, if issued:
•
will not be redeemable;

•
will entitle holders to receive, when, as and if declared by our Board of Directors out of funds legally available for the purpose quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater;

•
will entitle holders upon liquidation either to receive $1.00 per one one five-thousandths of a Preferred Share or an amount equal to the payment made on one share of common stock, whichever is greater;

•
will have the same voting power as one share of common stock; and

•
if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one five-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of common stock.
Redemption
At any time prior to the time an Acquiring Person becomes such, our Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of common stock or such other form of consideration as our Board of Directors may determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as our Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Exchange
At any time after any person or group becomes an Acquiring Person and prior to the earlier of (i) the acquisition of the Company in a merger or other business combination transaction, (ii) the sale of 50% or more of the Company’s consolidated assets or earning power or (iii) the acquisition by such Acquiring Person of 50% or more of the outstanding shares of common stock, our Board of Directors may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.
Anti-Dilution Provisions
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one five-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the common stock.

Amendments
For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.
Recommendation of the Board of Directors
Our Board of Directors recommends that you vote FOR the ratification of the Rights Plan.

OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matter properly comes before the Annual Meeting or any postponement or adjournment thereof and is voted upon, the proxyholders named in the proxies solicited by the Board of Directors will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board of Directors.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
Requirements for Proposals to be Considered for Inclusion in Proxy Materials.   Stockholders interested in submitting a proposal for inclusion in the proxy materials for our 2021 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy statement, stockholder proposals must be received no later than February 17, 2021 and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in the Company’s proxy materials. If we change the date of the 2021 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2021 annual meeting of stockholders. Proposals should be sent to the attention of the Corporate Secretary at 8760 Clay Road, Houston, Texas 77080.
Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates.   Stockholders who wish to nominate persons for election to the Board of Directors or who wish to present a proposal at the 2021 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials the Company distributes for such meeting, must deliver written notice of the nomination or proposal to the Company’s Corporate Secretary no earlier than 5:00 p.m., Central time, on February 28, 2021 and no later than 5:00 p.m., Central time, on March 29, 2021 (provided, however, that if the 2021 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of this year’s meeting, nominations and proposals must be received no earlier than 5:00 p.m., Central time, on the 150th day prior to the date of the 2021 annual meeting of stockholders and no later than 5:00 p.m., Central time, on the 120th day prior to the date of the 2021 annual meeting of stockholders or, if the first public announcement of the date of the 2021 annual meeting is less than 100 days prior to the date of the 2021 annual meeting, the 10th day following the day on which public announcement of the date of the 2021 annual meeting of stockholders is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in Section 1.12 of our Bylaws. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2021 annual meeting of stockholders. A stockholder’s written notice should be sent to the attention of the Corporate Secretary at 8760 Clay Road, Houston, Texas 77080.

ANNUAL REPORT TO STOCKHOLDERS
Our 2019 Annual Report has been posted, and is available without charge, on our corporate website at www.francescas.com. For stockholders receiving a Notice, such Notice will contain instructions on how to request a printed copy of our 2019 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2019 Annual Report has also been provided to you. In addition, we will provide, without charge, a copy of our 2019 Annual Report (including the financial statements and the financial statement schedules but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our common stock upon request. Requests can be made by writing to Corporate Secretary at 8760 Clay Road, Houston, Texas 77080.

ALL STOCKHOLDERS ARE URGED TO VOTE IN PERSON OR TO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.
By Order of the Board of Directors,
Houston, Texas June 17, 2020
Andrew Clarke President and Chief Executive Officer

Appendix A
Stockholder Rights Plan
FRANCESCA’S HOLDINGS CORPORATION
and
Computershare Trust Company, N.A., as Rights Agent
RIGHTS AGREEMENT
Dated as of August 1, 2019

RIGHTS AGREEMENT
Rights Agreement, dated as of August 1, 2019 (“Agreement”), between Francesca’s Holdings Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
The Board of Directors of the Company has adopted resolutions creating a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) outstanding as of the Close of Business (as defined below) on August 15, 2019 (the “Record Date”), each Right initially representing the right to purchase one five-thousandths (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.   Certain Definitions.   For purposes of this Agreement, the following terms have the meaning indicated:
(a)   “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that
(i)   if the Board of Directors of the Company determines that a Person who would otherwise be an “Acquiring Person” became the Beneficial Owner of a number of shares of Common Stock such that the Person would otherwise qualify as an “Acquiring Person” inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned that number of shares of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of obtaining, changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable (as determined by the Board of Directors of the Company), of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an “Acquiring Person”;
(ii)   if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 15% or more of the shares of Common Stock outstanding, such Person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding;
(iii)   no Person shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees;
(iv)   no Person shall become an “Acquiring Person” solely as the result of an acquisition or cancelation of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportion of the shares of Common Stock beneficially owned

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by such Person to 15% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding by reason of such share acquisitions by the Company and shall thereafter become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not beneficially own 15% or more of the shares of Common Stock then outstanding; and
(v)   no Person shall become an “Acquiring Person” solely as the result of the acquisition by such Person of Beneficial Ownership of shares of Common Stock from an individual who, on the later of the date hereof and the first public announcement of this Agreement, is the Beneficial Owner of 15% or more of the Common Stock then outstanding if such shares of Common Stock are received by such Person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes.
With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Agreement, but the number of shares of Common Stock not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock beneficially owned by any other Person (unless such other Person is also deemed to beneficially own for purposes of this Agreement such shares of Common Stock not outstanding).
(b)   “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as such term is hereinafter defined).
(c)   A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:
(i)   which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Exchange Act;
(ii)   which such Person or any of such Person’s Affiliates or Associates has: (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase, (x) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such first Person or any of such first Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (“Original Rights”) or pursuant to Section 11(i) or Section 11(n) with respect to an adjustment to Original Rights, or (z) securities which such Person or any of such Person’s Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates) if such agreement has been approved by the Board of Directors of the Company prior to such Person’s becoming an Acquiring Person; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a

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Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or
(iii)   which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) and with respect to which such first Person or any of such first Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of such securities;
provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section l(c)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.
(d)   “Book Entry” shall mean an uncertificated book entry for the Common Stock.
(e)   “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.
(f)   “Certificate of Incorporation” shall mean collectively the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 26, 2011, as amended by the State of Delaware Certificates of Change of Registered Agent and/or Registered Office, as filed with the Secretary of State of the State of Delaware on July 14, 2014 and December 11, 2015, and the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware on July 1, 2019, as the same may be amended and/or restated from time to time.
(g)   “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
(h)   “Common Stock” when used with reference to the Company or without reference shall mean the Common Stock, presently par value $0.01 per share of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary (as such term is hereinafter defined) of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(i)   “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(j)   “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(k)   “Distribution Date” shall have the meaning set forth in Section 3 hereof.
(l)   “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.
(m)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(n)   “Exchange Ratio” shall have the meaning set forth in Section 24 hereof.
(o)   “Exempt Person” shall mean the Company or any Subsidiary of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect

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of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.
(p)   “Expiration Date” shall have the meaning set forth in Section 7 hereof.
(q)   “Final Expiration Date” shall have the meaning set forth in Section 7 hereof.
(r)   “Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.
(s)   “Nasdaq” shall mean The Nasdaq Stock Market LLC.
(t)   “New York Stock Exchange” shall mean the New York Stock Exchange, Inc.
(u)   “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) to such entity.
(v)   “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A.
(w)   “Principal Party” shall have the meaning set forth in Section 13(b) hereof.
(x)   “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.
(y)   “Record Date” shall have the meaning set forth in the recitals hereto.
(z)   “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.
(aa)   “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.
(bb)   "Right” shall have the meaning set forth in the recitals hereto.
(cc)   “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.
(dd)   “Securities Act” shall mean the Securities Act of 1933, as amended.
(ee)   “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.
(ff)   “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.
(gg)   “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person.
(hh)   “Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.
(ii)   “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(jj)   “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(kk)   “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(ll)   “Trust” shall have the meaning set forth in Section 24(a) hereof.
(mm)   “Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

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Section 2.   Appointment of Rights Agent.   The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon 10 calendar days’ prior written notice to the Rights Agent (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents). In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.
Section 3.   Issue of Right Certificates.
(a)   Until the Close of Business on the earlier of (i) the tenth Business Day after the Stock Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”, provided, however, that the Distribution Date shall in no event be prior to the Record Date), (x) the Rights will be evidenced (subject to the provisions of Sections 3(b) and 3(c) hereof) by the certificates representing the Common Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will (x) prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information and documents, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or registrar for the Common Stock (and if the Rights Agent is not the transfer agent or registrar for the Common Stock, the Company shall promptly provide such information to the Rights Agent in a form satisfactory to the Rights Agent), a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held, or (y) credit the Book Entry account of such holder with such Rights and send a direct registration transaction advice with respect to such Rights to such holder. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates or such Book Entry shares. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.
(b)   On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or registrar for Common Stock. With respect to certificates representing Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or such Book Entry shares) together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate representing Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.
(c)   Rights shall, without any further action, be issued in respect of all shares of Common Stock issued or disposed of by the Company after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution

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Date. Certificates issued for Common Stock after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Francesca’s Holdings Corporation (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of August 1, 2019 and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.
With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.
Notwithstanding this paragraph (c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4.   Form of Right Certificates.   The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, each Right Certificate shall entitle the holder thereof to purchase such number of one five-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number of such one five-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.
Section 5.   Countersignature and Registration.
(a)   The Right Certificates shall be executed on behalf of the Company by the President or any other duly authorized officer of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually or by facsimile countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company

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by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.
(b)   Following the Distribution Date, receipt by the Rights Agent of notice to that effect and all other relevant information referred to on Section 3(a), the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
Section 6.   Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights.
(a)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one five-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.
(b)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
(c)   Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates, to the extent permitted by applicable law.
Section 7.   Exercise of Rights, Purchase Price; Expiration Date of Rights.
(a)   Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one five-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of (i) the Close of Business on August 1, 2022 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the closing of any merger or other acquisition

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transaction involving the Company pursuant to an agreement of the type described in Sections 1(c)(ii)(A)(z) and 13(f) at which time the Rights are terminated, or (iv) the time at which such Rights are exchanged as provided in Section 24 hereof.
(b)   The Purchase Price shall be initially $18.00 for each one five-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right (the “Purchase Price”). The Purchase Price and the number of one five-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.
(c)   Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one five-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.
(d)   Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.
(e)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company or Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any such transfer or exercise pursuant to Section 6(a).
Section 8.   Cancellation and Destruction of Right Certificates.   All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

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Section 9.   Availability of Shares of Preferred Stock.
(a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.
(b)   So long as the shares of Preferred Stock issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.
(c)   From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 120 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice to the Rights Agent) at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.
(d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (or other securities of the Company) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
(e)   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or other securities of the Company) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or other securities of the Company) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or other securities of the Company) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.
Section 10.   Preferred Stock Record Date.   Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or other securities of the Company) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

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Section 11.   Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.   The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)   (i) In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11(a), the number and kind of shares of capital stock issuable upon exercise of a Right as of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.
(ii)   Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the “Flip-In Event”), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one five-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or of any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (II) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees, either direct transferees or transferees through one or more intermediate transferees, of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person, its Affiliates or Associates or its or their transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii). The Company shall give prompt written notice to the Rights Agent after it becomes

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aware of the existence and identity of any Acquiring Person. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person.
(iii)   The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors of the Company shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the “Spread”) of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock are determined by the Board of Directors of the Company to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors of the Company; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the date of the Flip-In Event being the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors of the Company shall determine that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors of the Company so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the per share value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Stock Equivalent shall be deemed to equal the current per share market price of the Common

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Stock. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).
(b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving Person) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(d)   (i)   Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision,

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combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or Nasdaq or, if the Security is not listed or admitted to trading on the New York Stock Exchange or Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed on a national securities exchange, the last quoted price or, if not so quoted, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.
(ii)   For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.
(e)   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.
(f)   If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one five-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one five-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one five-thousandths of a share purchasable upon the exercise of a Right

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immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.
(i)   The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one five-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one five-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)   Irrespective of any adjustment or change in the Purchase Price or the number of one five-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one five-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.
(k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.
(l)   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(m)   Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

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(n)   Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
(o)   The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.
Section 12.   Certificate of Adjusted Purchase Price or Number of Shares.   Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts, computations and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right in accordance with Section 25 hereof (if so required under Section 25 hereof). Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or statement unless and until it shall have received such certificate.
Section 13.   Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
(a)   In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving Person of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this

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Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.
(b)   “Principal Party” shall mean:
(i)   in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock that have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and
(ii)   in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;
provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(c)   The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:
(i)   prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its

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best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;
(ii)   use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange, Nasdaq or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange, Nasdaq or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;
(iii)   deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
(iv)   obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.
(d)   In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
(e)   The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.
(f)   Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board of Directors prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).
Section 14.   Fractional Rights and Fractional Shares.
(a)   The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the

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same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or Nasdaq or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined by the Board of Directors of the Company shall be used.
(b)   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one five-thousandths of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one five-thousandths of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of shares of Preferred Stock in integral multiples of one five-thousandths of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one five-thousandths of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.
(c)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock for which a Right is exercisable shall be deemed to be the closing price of one share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise.
(d)   The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).
Section 15.   Rights of Action.   All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

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Section 16.   Agreement of Right Holders.   Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;
(b)   after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and
(c)   the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.
Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.
Section 17.   Right Certificate Holder Not Deemed a Stockholder.   No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
Section 18.   Concerning the Rights Agent.
(a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses, and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder. The provisions of this Section 18 and of Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.
(b)   The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate representing the Preferred Stock, the Common Stock or any other securities of the Company,

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instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have any knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.
Section 19.   Merger or Consolidation or Change of Name of Rights Agent.
(a)   Any entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
(b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20.   Duties of Rights Agent.   The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted to be taken by it in the absence of bad faith and in accordance with such advice or opinion.
(b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President or any other duly authorized officer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for any action taken, suffered or omitted to be taken by it in the absence of bad faith, under the provisions of this Agreement in reliance upon such certificate.
(c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect,

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consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.
(d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)   The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment, upon which the Rights Agent may conclusively rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f)   The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be the President or any other duly authorized officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with the instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken, suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.
(h)   The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other legal entity.
(i)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys

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or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof.
(j)   If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
(k)   No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
Section 21.   Change of Rights Agent.   The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation or other entity organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, having an office in the State of Delaware or the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent, together with its affiliates, a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.   Issuance of New Right Certificates.   Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior

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to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) pursuant to a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale.
Section 23.   Redemption.
(a)   The Board of Directors of the Company may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine.
(b)   Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice (with prompt written notice to the Rights Agent) of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights (or such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.
Section 24.   Exchange.
(a)   The Board of Directors of the Company may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock, after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of 50% or more of the shares of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

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(b)   Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice to the Rights Agent) of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.
(c)   The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.
Section 25.   Notice of Certain Events.
(a)   In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and each holder of a Right, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.
(b)   In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Right (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof, and all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

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Section 26.   Notices.   Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if in writing and sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Francesca’s Holdings Corporation
8760 Clay Road
Houston, TX 77080
Attention: Cindy Thomassee, Chief Financial Officer
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: General Counsel
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27.   Supplements and Amendments.   Except as provided in the next succeeding sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Any supplement or amendment to this Agreement shall be evidenced in writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided that the Rights Agent may, but shall not be obligated to enter into, any supplement or amendment that adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. The Rights Agent acknowledges that time is of the essence in connection with its execution of any such proposed supplement or amendment.
Section 28.   Successors.   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.   Benefits of this Agreement.   Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

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Section 30.   Determinations and Actions by the Board of Directors.   The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to assume the Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.
Section 31.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.
Section 32.   Governing Law.   This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 33.   Counterparts.   This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.
Section 34.   Descriptive Headings.   Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 35.   Force Majeure.   Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.
FRANCESCA’S HOLDINGS CORPORATION
By: /s/ Cindy Thomassee Name: Cindy Thomassee Title: Executive Vice President and Chief Financial Officer
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By: /s/ Megan M. King Name: Megan M. King Title: VP & Manager, Relationship Management
[Signature Page to Rights Agreement]

Exhibit A
FORM OF
CERTIFICATE OF DESIGNATION
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
FRANCESCA’S HOLDINGS CORPORATION
Pursuant to Section 151 of the General Corporation
Law of the State of Delaware
Francesca’s Holdings Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the said Corporation (as heretofore amended, the “Certificate of Incorporation”), the Board of Directors on July 31, 2019, adopted the following resolution authorizing the creation of a series of 16,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock.”
RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:
Series A Junior Participating Preferred Stock
1.   Designation and Amount.   There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 16,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.
2.   Dividends and Distributions.
(A)   Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st day of January, April, July and October, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $50.00 and (b) the sum of (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus (2) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the

“Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 5,000. In the event the Corporation shall at any time after August 15, 2019 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)   The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(C)   Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
3.   Voting Rights.   The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:
(A)   Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.
(B)   Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(C)   If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall not be a member of Class I, Class II or Class III of the Board of Directors of the Corporation, but shall serve until the next annual meeting of stockholders for the election of directors and until his or her successor shall be elected and shall qualify, or until his or her earlier death, resignation, retirement, disqualification or removal including by virtue of the termination, pursuant to the provisions of this Section 3(C), of the foregoing special voting rights. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.
4.   Certain Restrictions.
(A)   Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)   declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;
(ii)   declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
(iii)   purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.
(B)   The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.   Reacquired Shares.   Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.
6.   Liquidation, Dissolution or Winding Up.   (A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $5,000 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.
(B)   In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
(C)   Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
7.   Consolidation, Merger, Etc.   In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
8.   No Redemption.   Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.
9.   Ranking.   The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.
10.   Amendment.   At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.
11.   Fractional Shares.   Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this        day of                  , 20  .
FRANCESCA’S HOLDINGS CORPORATION
By:
Name:
Title:

Exhibit B
Form of Right Certificate
Certificate No. R-
NOT EXERCISABLE AFTER AUGUST 1, 2022 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
RIGHT CERTIFICATE
FRANCESCA’S HOLDINGS CORPORATION
This certifies that   or registered assigns, is the registered owner of the number of
Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of August 1, 2019, as the same may be amended from time to time (the “Rights Agreement”), between Francesca’s Holdings Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on August 1, 2022 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one five-thousandths of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company at a purchase price of $18.00 per one five-thousandths of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one five-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of August 15, 2019, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one five-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.01 per share, or shares of Preferred Stock.

No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one five-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of               , 20  .
FRANCESCA’S HOLDINGS CORPORATION
	By:	[Title]
ATTEST:
[Title]
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By	[Title]

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED   hereby sells, assigns and transfers unto

(Please print name and address of transferee)
   Rights represented by this Right Certificate, together with all right, title and interest therein,
and does hereby irrevocably constitute and appoint    Attorney, to transfer said
Rights on the books of the within-named Company, with full power of substitution.
Dated:
Signature
Signature Guaranteed:
Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
(To be completed)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).
Signature

Form of Reverse Side of Right Certificate — continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by the Rights Certificate)
To Francesca’s Holdings Corporation:
The undersigned hereby irrevocably elects to exercise   Rights represented by this Right
Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)
Dated:
Signature
(Signature must conform to holder specified on Right Certificate)
Signature Guaranteed:
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

Form of Reverse Side of Right Certificate — continued

(To be completed)
The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).
Signature

NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit C
UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
FRANCESCA’S HOLDINGS CORPORATION
On July 31, 2019 the Board of Directors of Francesca’s Holdings Corporation (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”). The dividend is payable on August 29, 2019 to the stockholders of record on August 15, 2019 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one five-thousandths of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a price of $18.00 per one five-thousandths of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of August 1, 2019, as the same may be amended from time to time (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock and (ii) 10 business days (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with this Summary of Rights.
The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date or the book entry accounts of such holders shall be credited and direct registration transaction advice shall be given to such holders, and such separate Right Certificates or book entry shares alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date. The Rights will expire on August 1, 2022 (the “Final Expiration Date”), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below, or upon the occurrence of certain transactions.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).
The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $50.00 per share, and (b) an amount equal to 5,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (a) $5,000 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 5,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 5,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 5,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one five-thousandths interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right. Except in certain situations, a person or group of affiliated or associated persons becomes an Acquiring Person upon acquiring beneficial ownership of 15% or more of the outstanding shares of Common Stock.
In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.
At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one five-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.
At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated August [      ], 2019. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

FRANCESCA'S HOLDINGS CORPORATION
8760 CLAY ROAD, SUITE 100
HOUSTON, TX 77080

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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D18946-P41926

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FRANCESCA'S HOLDINGS CORPORATION

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mr. Philip F. Bleser
02) Mr. Martyn Redgrave

The Board of Directors recommends that you vote FOR proposals 2, 3 and 4:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

D18947-P41926

FRANCESCA'S HOLDINGS CORPORATION
Annual Meeting of Stockholders
July 27, 2020 10:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s), hereby revoking any proxy previously given, hereby appoint(s) Andrew Clarke and Cynthia Thomassee, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of FRANCESCA'S HOLDINGS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on July 27, 2020, at 8760 Clay Road, Suite 100, Houston, TX 77080, and any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed on the reverse side hereof. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations included on the reverse side thereof. Whether or not direction is made, each of the named proxies is authorized to vote this proxy in his or her discretion on such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Continued and to be signed on reverse side